SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant                        [ X ]
Filed by a Party other than the Registrant     [   ]

Check the appropriate box:

[   ] Preliminary Proxy Statement
[ x ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to ss.240-14a-11(c) or ss.240-14a-12
[   ] Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e) (2))

             Franklin Templeton Variable Insurance Products Trust

               (Name of Registrant as Specified In Its Charter)

             Franklin Templeton Variable Insurance Products Trust

                  (Name of Person(s) Filing Proxy Statement)

                             Karen L. Skidmore, Esq.

Payment of Filing Fee (Check the appropriate box):

[ X ] No fee required.

[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
      0-11

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[   ] Fee paid previously with preliminary material.

[   ] Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)    Amount Previously Paid: ____________________________________

2)    Form, Schedule or Registration Statement No.  :_____________

3)    Filing Party:  _____________________________________________

4)    Date Filed:  _______________________________________________



[Insert Franklin Templeton Ben Head]

777 MARINERS ISLAND BLVD.
SAN MATEO, CALIFORNIA 94404

                               FRANKLIN TEMPLETON
                        VARIABLE INSURANCE PRODUCTS TRUST

                             FRANKLIN SMALL CAP FUND

                            IMPORTANT INFORMATION FOR
                                CONTRACT HOLDERS

A special meeting of shareholders of the Franklin Small Cap Fund (the "Fund"), a series of Franklin Templeton Variable Insurance Products Trust (the "Trust"), will be held at the offices of the Trust located at 777 Mariners Island Boulevard, San Mateo, California 94404, on February 8, 2000 at 10:00 a.m. (Pacific time). These materials discuss the proposals to be voted on at the special meeting, and contain a proxy statement and voting instruction card.

A voting instruction card is, in essence, a ballot. When you complete your voting instruction card, it tells your insurance company how to vote its proxy on important issues relating to the portion of your insurance contract allocation option that is invested in the Fund. If you complete and sign the voting instruction card, the shares related to your contract will be voted exactly as you instruct. If you simply sign the voting instruction card without otherwise completing it, your insurance company will vote these shares for the proposals. If you do not return a voting instruction card at all, your insurance company will vote these shares in the same proportion as shares for which instructions have been received from other owners of registered variable annuity and variable life insurance contracts.

PLEASE SPEND A FEW MINUTES REVIEWING THE PROPOSALS DESCRIBED BELOW. THEN, FILL OUT YOUR VOTING INSTRUCTION CARD AND RETURN IT. WE WANT TO KNOW HOW YOU WOULD LIKE TO VOTE AND WELCOME YOUR COMMENTS. IF YOU HAVE ANY QUESTIONS, CALL 1-800/342-3863.

TABLE OF CONTENTS

Notice of Special Meeting of Shareholders ..............................      1

Proxy Statement ........................................................      2

Information About Voting ...............................................      2

    Who is asking for my vote? .........................................      2

    Who is eligible to vote? ...........................................      2

    On what issues am I being asked to vote? ...........................      2

    What vote is required? .............................................      3

    How do the Trustees recommend that I vote? .........................      3

    Can I revoke my voting instruction? ................................      3

The Proposals ..........................................................      4

Proposal 1: Approving or Disapproving the New Investment
Advisory Agreement .....................................................      4

    What are the terms of the existing and proposed contracts? .........      4

    How has the Fund performed under Franklin Advisers' direction? .....      9

    What factors did the Trustees consider prior to recommending
    approval of the proposed contract? .................................      10

Proposals 2 & 3 - Changes to the Fundamental Investment
Restrictions of the Fund ...............................................      11

    Why are we proposing amendments or eliminating certain
    fundamental investment restrictions? ...............................      11

Proposal 2: To Approve Amendments to Certain of the Fund's
Fundamental Investment Restrictions.....................................      13

    Sub-Proposal 2a: To amend the Fund's fundamental investment
    restriction regarding diversification of investments ...............      13

       What effect will the change in the current investment
       diversification restriction have on the Fund? ...................      13

    Sub-Proposal 2b: To amend the Fund's fundamental investment
    restriction regarding borrowing ....................................      14

       What effect will the change in the current borrowing restriction
       have on the Fund? ...............................................      14

    Sub-Proposal 2c: To amend the Fund's fundamental investment
    restriction regarding lending ......................................      14

       What effect will standardization of the current lending
       restriction have on the Fund? ...................................      15

    Sub-Proposal 2d: To amend the Fund's fundamental investment
    restriction regarding underwriting .................................      15

       What effect will changing the current underwriting restriction
       have on the Fund? ...............................................      16

    Sub-Proposal 2e: To amend the Fund's fundamental investment
    restrictions regarding investments in real estate and commodities ..      16

       What effect will combining and revising the real estate and
       commodities restrictions have on the Fund? ......................      16

    Sub-Proposal 2f: To amend the Fund's fundamental investment
    restriction regarding issuing senior securities ....................      17

       What effect will amending the restriction regarding issuing
       senior securities have on the Fund? .............................      18

    Sub-Proposal 2g: To amend the Fund's fundamental investment restriction regarding concentration of the Fund's investments
    in the same industry ...............................................      18

       What effect will amending the current restriction regarding
       industry concentration have on the Fund? ........................      18

Proposal 3: To Approve the Elimination of Certain of the Fund's
Fundamental Investment Restrictions ....................................      19

    Which fundamental investment restrictions is the Board recommending
    that the Fund eliminate? ...........................................      19

       Illiquid and Restricted Securities ..............................      19

       Control or Management ...........................................      20

       Securities on Margin ............................................      21

       Investment in Other Investment Companies ........................      21

       Securities with Unlimited Liability .............................      22

       Management Ownership of Securities ..............................      22

       Tax Diversification for Variable Annuity Funds ..................      22

    Why are we recommending that the restrictions be eliminated? .......      22

    What are the risks, if any, in eliminating the restrictions? .......      23

Other Business .........................................................      23

Information About the Trust and the Fund ...............................      23

Additional Information About Voting and the Shareholders Meeting .......      30

EXHIBITS

Exhibit A: Investment Advisory Agreement ...............................      32

Exhibit B: Fundamental Investment Restrictions Proposed to be
Amended or Eliminated ..................................................      41

Exhibit C: Current Fundamental Investment Restrictions Proposed
to be Eliminated .......................................................      46

This page intentionally left blank.

                               FRANKLIN TEMPLETON
                        VARIABLE INSURANCE PRODUCTS TRUST

                             FRANKLIN SMALL CAP FUND

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the shareholders of the Franklin Small Cap Fund (the "Fund"), a series of Franklin Templeton Variable Insurance Products Trust (the "Trust").

A special meeting of shareholders of the Fund will be held at the offices of the Trust located at 777 Mariners Island Boulevard, San Mateo, California 94404, on February 8, 2000 at 10:00 a.m. (Pacific time).

During the meeting, shareholders of the Fund as of the close of business on November 30, 1999 will vote on the proposals listed below.

o A new investment advisory agreement between Franklin Advisers, Inc. and the Trust on behalf of the Fund, as described in the Proxy Statement.

o    Changes to certain fundamental investment restrictions of the Fund.

o    Elimination of certain fundamental investment restrictions of the Fund.

In addition, shareholders are asked to grant authority to the proxy holders to vote in their discretion on any other business as may properly come before the meeting. The Trustees do not intend to bring any other business before the meeting and are not currently aware of any other business to be presented at the meeting.

                                    By order of the Trustees,

                                    Deborah R. Gatzek
                                    Secretary

December 20, 1999






-----------------------------------------------------------------------------
                 PLEASE FILL IN, SIGN, DATE AND MAIL THE VOTING
                  INSTRUCTION CARD IN THE POSTAGE-PAID ENVELOPE
               PROVIDED SO YOU WILL BE REPRESENTED AT THE MEETING.
-----------------------------------------------------------------------------

                               FRANKLIN TEMPLETON
                        VARIABLE INSURANCE PRODUCTS TRUST

                                 PROXY STATEMENT

                            INFORMATION ABOUT VOTING

WHO IS ASKING FOR MY VOTE?

The management of Franklin Templeton Variable Insurance Products Trust (the "Trust") is asking for the vote of shareholders of the Franklin Small Cap Fund (the "Fund") at a special shareholders meeting to be held on February 8, 2000 at 10:00 a.m. (Pacific time) and, if the meeting is adjourned, at any later time, for the purposes stated in the Notice of Special Meeting. While only insurance companies are the shareholders of the Fund, these insurance companies will vote in accordance with your instructions. Thus, your insurance company is sending you this proxy statement to obtain your voting instructions.

We expect to send this proxy statement to shareholders on or about December 20, 1999. On approximately this date, your insurance company will also send this proxy statement to all applicable owners of variable annuity and variable life insurance contracts.

WHO IS ELIGIBLE TO VOTE?

SHAREHOLDERS. Shareholders of record of the Fund as of close of business on November 30, 1999 may attend the meeting and vote. Each share is entitled to one vote. Shareholders may vote by executing a proxy card. In this case, the proxy holders will vote the shares represented by the proxy card as marked on the proxy card. If the proxy card is signed but the voting portion is not completed, the proxy holders will vote the shares for the proposals.

CONTRACT OWNERS. If your contract is allocated to a subaccount of a separate account that invests in the Fund, you will be able to give voting instructions to your insurance company. If you complete and sign the voting instruction card, the shares related to your contract will be voted exactly as you instruct. If you simply sign the voting instruction card without otherwise completing it, these shares will be voted for the proposals. If you do not return a voting instruction card at all, your insurance company will vote these shares in the same proportion as shares for which instructions have been received from other owners of registered variable annuity and variable life insurance contracts.

ON WHAT ISSUES AM I BEING ASKED TO VOTE?

You are being asked to give voting instructions on three proposals:

o A new investment advisory agreement between Franklin Advisers, Inc. ("Franklin Advisers") and the Trust on behalf of the Fund, as described in this document, which will increase the total expenses of the Fund.

o    Changes to certain fundamental investment restrictions of the Fund.

o    Elimination of certain fundamental investment restrictions of the Fund.

In addition, you are being asked to instruct your insurance company to grant authority to the proxy holders to vote in their discretion on any other business as may properly come before the meeting. The trustees of the Trust (the "Trustees") do not intend to bring any other business before the meeting and are not currently aware of any other business to be presented at the meeting.

WHAT VOTE IS REQUIRED?

Approval of all the proposals being presented at the shareholders meeting requires the favorable vote of a majority of the outstanding shares of the Fund, as defined in the Investment Company Act of 1940 (the "1940 Act"). A majority vote means the vote of the lesser of (i) a majority of the Fund's outstanding shares, or (ii) 67% or more of the Fund's shares represented at the meeting if more than 50% of the outstanding shares are represented.

HOW DO THE TRUSTEES RECOMMEND THAT I VOTE?

The Trustees recommend that you vote FOR all the proposals being presented at the shareholders meeting. In addition, if any other proposals are properly presented at the meeting, the Trustees suggest that you instruct your insurance company to grant the proxy holders the authority to vote in their discretion. The Trustees are not currently aware of any other business to be presented.

CAN I REVOKE MY VOTING INSTRUCTION?

You may revoke your voting instruction at any time before the proxy is voted by:

o    delivering a written revocation to the Secretary of the Trust;

o forwarding to the Trust a later-dated voting instruction that is received by the Trust at or prior to the meeting; or

o    attending the meeting and giving new voting instructions in person.



                                 THE PROPOSALS

                      PROPOSAL 1: APPROVING OR DISAPPROVING
                      THE NEW INVESTMENT ADVISORY AGREEMENT

You are being asked to approve a proposed investment advisory agreement between Franklin Advisers and the Trust on behalf of the Fund. The proposed agreement will modify the Fund's current fee structure by:

o eliminating Franklin Advisers' responsibility for providing services for the day-to-day operations of the Fund;

o requiring the Fund to enter into a new fund administration agreement with Franklin Templeton Services, Inc. ("FT Services"), an affiliate of the Fund, and paying a separate fund administration fee to FT Services; and

o creating more investment advisory fee rates for different levels of assets, or "break-points."

As a result of the change in the current fee structure, the total annual operating expenses for the Fund will be slightly higher.

Franklin Advisers proposed the modified fee structure to be more consistent with the fee structure of similar funds. In addition, the new fee structure allows for additional break-points in the investment advisory fee rate.

The Trustees approved the proposed contract at a meeting held on October 22, 1999. The Trustees believe that as a result of the revised fee structure the Fund and its shareholders will continue to receive high quality services.

WHAT ARE THE TERMS OF THE EXISTING AND PROPOSED CONTRACTS?

THE EXISTING CONTRACT. The existing contract, dated October 11, 1995, provides that Franklin Advisers shall render investment management services to the Fund subject to the control and supervision of the Trustees. The initial shareholder of the Fund approved the existing contract on October 11, 1995. The Trustees last approved continuance of the existing contract through April 30, 2000, at a meeting held on April 15, 1999.

By its terms, the existing contract will continue in effect from year to year so long as approved annually by the Trustees (at a meeting called for that purpose) or by vote of a majority of the Fund's outstanding shares. In either case, renewal of the existing contracts must be approved by a majority of the trustees that satisfy the independence requirement under the federal securities laws ("Independent Trustees"). The existing contract is subject to termination without penalty on 60 days' written notice by either party to the other and will terminate automatically in the event of assignment.

Under the existing contract, subject to the control and supervision of the Trustees, Franklin Advisers:

o manages the investment and reinvestment of the Fund's assets in accordance with the Fund's investment objectives and policies,

o makes all determinations with respect to buying, holding, and selling the Fund's securities, and

o    exercises any investment security rights, including voting rights.

In performing duties under its existing contract, Franklin Advisers is required to comply with the provisions of the Trust's Agreement and Declaration of Trust and By-Laws and the Fund's stated investment objectives, policies and restrictions.

The existing contract provides that Franklin Advisers will abide by the Fund's brokerage policies when selecting broker-dealers to execute portfolio transactions for the Fund. Although the services provided by broker-dealers may incidentally help Franklin Advisers reduce its expenses or otherwise benefit Franklin Advisers, its clients, its affiliates and the Fund, the value of these services is indeterminable and Franklin Advisers' fee is not reduced by any offsetting or compensating arrangement.

Currently, Franklin Advisers is also responsible for providing other services for the day-to-day operations of the Fund. Franklin Advisers contracts with FT Services to provide fund administration services to the Fund. These services include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. Out of the fees it receives from the Fund, Franklin Advisers pays FT Services for the fund administration services.

The existing contract also provides that Franklin Advisers, its directors, officers, employees or agents will have no liability to any fund or its shareholders for any error in judgment, mistake of law, or for any loss arising out of any investment or other act or omission in the performance of its duties, except for any liability, loss or damage resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

For the fiscal year ended December 31, 1998, Franklin Advisers received $2,365,309 from the Fund.

THE PROPOSED CONTRACT. The proposed contract will require that Franklin Advisers provide the same investment advisory services. The proposed contract, however, no longer requires Franklin Advisers to provide fund administration services to the Fund. Instead, these services will be provided by FT Services under a separate contract. In addition, the proposed contract includes more investment advisory fee rates for different levels of assets, or "break-points". The current fees and the proposed fees are set forth below:


                                                       PROPOSED INVESTMENT ADVISORY FEE
CURRENT INVESTMENT ADVISORY FEE                        (WILL NOT INCLUDE ADMINISTRATIVE SERVICES)
(INCLUDES ADMINISTRATIVE SERVICES)
---------------------------------------------------------------------------------------------------
RATE            ASSETS                                 RATE          ASSETS
---------------------------------------------------------------------------------------------------

0.750%          Up to and including                    0.550%        Up to and including
                 $500 million                                        $500 million

0.625           Over $500 million, up to and           0.450         Over $500 million, up to and
                 including $1 billion                                 including $1 billion

0.500           Over $1 billion                        0.400         Over $1 billion, up to and
                                                                      including $1.5 billion

                                                       0.350         Over $1.5 billion, up to and
                                                                      including $6.5 billion

                                                       0.325         Over $6.5 billion, up to and
                                                                      including $11.5 billion

                                                       0.300         Over $11.5 billion, up to and
                                                                      including $16.5 billion

                                                       0.290         Over $16.5 billion, up to and
                                                                      including $19 billion

                                                       0.280         Over $19 billion, up to and
                                                                      including $21.5 billion

                                                       0.270         Over $21.5 billion



CURRENT ADMINISTRATION FEE                             PROPOSED ADMINISTRATION FEE
(PAID FROM INVESTMENT ADVISORY FEE)                    (PAID BY THE FUND)
---------------------------------------------------------------------------------------------------
RATE            NET ASSETS                             RATE          NET ASSETS
---------------------------------------------------------------------------------------------------
0.150%          Up to and including                    0.250%        Annual flat rate on all assets
                 $200 million

0.135           Over $200 million, up to and
                 including $700 million

0.100           Over $700 million, up to and
                 including $1.2 billion

0.075           Over $1.2 billion


CURRENT TOTAL FEES                                     PROPOSED TOTAL FEES
(INVESTMENT MANAGEMENT AND ADMINISTRATION FEE)         (INVESTMENT MANAGEMENT AND
                               ADMINISTRATION FEE)
---------------------------------------------------------------------------------------------------
RATE            NET ASSETS                             RATE          NET ASSETS
---------------------------------------------------------------------------------------------------

0.750%          Up to and including                    0.800%        Up to and including
                 $500 million                                         $500 million

0.625           Over $500 million, up to and           0.700         Over $500 million, up to and
                 including $1 billion                                 including $1 billion

0.500           Over $1 billion                        0.650         Over $1 billion, up to and
                                                                      including $1.5 billion

                                                       0.600         Over $1.5 billion, up to and
                                                                      including $6.5 billion

                                                       0.575         Over $6.5 billion, up to and
                                                                      including $11.5 billion

                                                       0.550         Over $11.5 billion, up to and including
                                                                     $16.5 billion

CURRENT TOTAL FEES                                     PROPOSED TOTAL FEES
(INVESTMENT MANAGEMENT                                 (INVESTMENT MANAGEMENT AND
AND ADMINISTRATION FEE)                                ADMINISTRATION FEE)
---------------------------------------------------------------------------------------------------
RATE            NET ASSETS                             RATE          NET ASSETS
---------------------------------------------------------------------------------------------------

                                                       0.540         Over $16.5 billion, up to and
                                                                     including $19 billion

                                                       0.530         Over $19 billion, up to and
                                                                     including $21.5 billion

                                                       0.520         Over $21.5 billion

If approved, the proposed contract will become effective May 1, 2000 and will continue in effect until April 30, 2002, and thereafter from year to year as long as approved annually by the Trustees at a meeting called for that purpose or by a vote of the Fund's shareholders. A copy of the proposed investment advisory agreement for the Fund is attached as Exhibit A.

COMPARISON OF FEES AND EXPENSES UNDER THE EXISTING CONTRACT
AND THE PROPOSED CONTRACT.

The following tables and example are provided to help you understand and compare the various costs and expenses of the Fund that would be borne directly or indirectly by the shareholders of the Fund under the existing contract and the proposed contract. The tables include only expenses and fees charged at the Fund level and do not reflect separate account or contract-based fees and expenses or sales loads.

Shown below is a comparison of fees and expenses the Fund incurred during the fiscal year ended December 31, 1998, and the fees and expenses the Fund would have incurred had the proposed fee increase been in effect during that same period.

COMPARISON OF FEES

                                                                  CLASS 1                CLASS 2
------------------------------------------------------------------------------------------------

FEE RATES PAID BY THE FUND TO THE
INVESTMENT ADVISER

  Current Investment Advisory Fee .....................            0.60%                  0.60%

  Proposed Investment Advisory Fee ....................            0.55%                  0.55%

  Change ..............................................           (0.05%)                (0.05%)

  Current Fund Administration Fee .....................            0.15%                  0.15%

  Proposed Fund Administration Fee ....................            0.00%                  0.00%

  Change ..............................................           (0.15%)                (0.15%)

 Total Current Fee Rate Paid to the
  Investment Adviser ..................................            0.75%                  0.75%

 Total Proposed Fee Rate Paid to the
  Investment Adviser ..................................            0.55%                  0.55%

 Change ...............................................           (0.20%)                (0.20%)

FEE RATES PAID BY THE FUND TO THE
FUND ADMINISTRATOR

 Current Fund Administration Fee ......................            0.00%                  0.00%

 Proposed Fund Administration Fee .....................            0.25%                  0.25%

 Change ...............................................            0.25%                  0.25%

TOTAL FEES PAID BY THE FUND TO THE
INVESTMENT ADVISER

 Current Investment Advisory Fee ......................     $  1,909,555           $  1,909,555

 Current Fund Administration Fee ......................     $    455,754           $    455,754
                                                       --------------------------------------------

 TOTAL CURRENT ........................................     $  2,365,309           $  2,365,309

 Proposed Investment Advisory Fee .....................     $  1,733,827           $  1,733,827

 Proposed Fund Administration Fee .....................     $          0           $          0
                                                       --------------------------------------------

 TOTAL PROPOSED .......................................     $  1,733,827           $  1,733,827

DIFFERENCE BETWEEN PROPOSED AND
CURRENT ...............................................    ($    631,482)         ($   631,482)

DIFFERENCE BETWEEN PROPOSED AND
CURRENT AS A PERCENTAGE ...............................          (26.70%)              (26.70%)

TOTAL FEES PAID BY THE FUND TO THE
FUND ADMINISTRATOR

 Current Fund Administration Fee ......................     $          0           $         0

 Proposed Fund Administration Fee .....................     $    788,103           $    788,103
                                                       --------------------------------------------

 Change ...............................................     $    788,103           $    788,103

TOTAL INVESTMENT ADVISORY AND FUND
ADMINISTRATION FEES

 Current Agreement ....................................     $  2,365,309           $  2,365,309

 Proposed Agreements ..................................     $  2,521,930           $  2,521,930

 DIFFERENCE BETWEEN AGGREGATE
  AMOUNTS .............................................     $    156,621           $    156,621
                                                       --------------------------------------------

 AVERAGE NET ASSETS OF FUND FOR FISCAL
  YEAR ENDED DECEMBER 31, 1998 ........................     $315,241,243           $315,241,243
                                                        ============================================



COMPARISON OF TOTAL ANNUAL FUND OPERATING EXPENSES

                                              CLASS 1               CLASS 2
                                      ------------------------------------------

ANNUAL FUND EXPENSES                    CURRENT    PROPOSED   CURRENT   PROPOSED
--------------------------------------------------------------------------------

Investment Management Fee

 Investment Advisory Fee* .......        0.60%      0.55%      0.60%     0.55%

 Fund Administration Fee* .......        0.15%      0.25%      0.15%     0.25%

Total Investment
Management Fee ..................        0.75%      0.80%      0.75%     0.80%

Distribution Fees ...............        None       None       0.25%     0.25%

Other Expenses ..................        0.02%      0.02%      0.02%     0.02%

      Total Fund Annual
         Operating Expenses .....        0.77%      0.82%      1.02%     1.07%

*These figures are separated for purposes of this comparison, as discussed in this proxy statement.

The following example illustrates, for both the existing fee schedule and the proposed fee increase, the expenses you would incur on a $10,000 investment, assuming a 5% annual rate of return and redemption at the end of each period shown. The example uses a 5% annual rate of return, as required by the federal securities laws. This is an illustration only, actual expenses and performance may be more or less than shown. THESE EXAMPLES DO NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. If they were, your costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                    1 YEAR                     3 YEARS                  5 YEARS                  10 YEARS
         ----------------------------------------------------------------------------------------------------------

             CURRENT     PROPOSED      CURRENT     PROPOSED      CURRENT     PROPOSED       CURRENT    PROPOSED

Class 1         $ 79         $ 84          $246         $262         $428         $455        $ 954      $1,014
Class 2         $104         $109          $325         $340         $563         $590       $1,248      $1,306

HOW HAS THE FUND PERFORMED UNDER FRANKLIN ADVISERS' DIRECTION?

The Fund's performance for the periods ending September 30, 1999 is set forth in the following chart. All performance figures shown reflect all Fund operating expenses, but do not include deductions under the variable annuity and variable life insurance contracts for which the Fund serves as an underlying investment vehicle. If these deductions had been included, performance would have been lower. Please refer to your contract prospectus for a complete description of expenses, including any applicable sales charges. Please remember that the performance data shown below is historical and cannot predict or guarantee future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

                             CLASS 1                          CLASS 2*
                   -------------------------------------------------------------
INCEPTION DATE           NOVEMBER 1, 1995                 NOVEMBER 1, 1995
--------------------------------------------------------------------------------
                   AVERAGE ANNUAL   CUMULATIVE     AVERAGE ANNUAL    CUMULATIVE
                    TOTAL RETURN   TOTAL RETURN     TOTAL RETURN    TOTAL RETURN

1 year .............   52.16%        52.16%            51.80%          51.80%
3 years ............   14.07%        48.42%            13.88%          48.06%
Since inception ....   17.45%        87.81%            17.38%          87.36%

Performance reflects all Fund expenses but does not include any fees or sales charges imposed by the variable insurance contract for which the Fund is an investment option. If they had been included, performance would be lower. Total return figures are based on the inception of the Fund, which may have started before your contract. Total return represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year by year results.

*Standardized performance for class 2 shares reflects a "blended figure," combining: (a) for periods prior to class 2's inception on 1/6/99, historical results of class 1 shares, and (b) for periods after 1/6/99, class 2's results reflecting an additional 12b-1 expense, which also affects all future performance.

WHAT FACTORS DID THE TRUSTEES CONSIDER PRIOR TO RECOMMENDING APPROVAL OF THE PROPOSED CONTRACT?

The Trustees consulted their own attorneys and reviewed extensive information provided by Franklin Advisers and the Trust's attorneys and third parties. The nature of the matters to be considered and the standards to be used by the Trustees in reaching a decision were reviewed by the Trust's attorneys and the attorneys to the Independent Trustees. After review and discussions of the information, the Independent Trustees discussed the information and considered the factors to be weighed and standards to be applied in evaluating the proposed fee increase.

The Trustees first examined the nature, quality and scope of the services provided to the Fund by Franklin Advisers and by FT Services. Second, they reviewed the basis for the change in the fee structure and increase in the fund administration fee and analyzed the fee structure proposed by Franklin Advisers in terms of the total expenses of the Fund and other similar funds.

After consideration of all of the data and information provided to them to evaluate the new fee structure proposed by Franklin Advisers, the Trustees, including the Independent Trustees, discussed the proposed fee structure with representatives of Franklin Advisers. The Independent Trustees unanimously decided to recommend that the Trustees approve the proposed contract. Then, the Trustees unanimously approved the fee structure reflected in the proposed contract.

The Trustees considered, among other factors:

o the effect of the proposed investment advisory fee and fund administration fee structure on the expense ratio of the Fund;

o the effect of the proposed investment advisory fee and fund administration fee structure on the nature or level of services to be provided to the Fund;

o    the investment performance of the Fund;

o information on the investment performance, advisory fees, administration fees and expense ratios of other investment companies within the Franklin Templeton group of funds;

o information on the investment performance, advisory fees, administration fees and expense ratios of other investment companies not advised by the Franklin Advisers but believed to be generally comparable to the Fund; and

o the need of Franklin Advisers and FT Services to maintain and enhance their ability to retain and attract capable personnel to serve the Fund.

In their review of the proposed increase in the total Fund expenses, the Trustees considered the fact that the current fees paid by the Fund are ranked in the lowest quartile of all similar funds offered through insurance contracts. Information prepared specifically for the purpose of assisting the Independent Trustees in their evaluation of the proposed contract included an analysis of the performance and expenses of the Fund prepared from Lipper Analytical Services, Inc. ("Lipper"). The Trustees also took into account the fact that the Fund's current total expense ratios are below the median fee and average fee rates and expense ratios of mutual funds within the appropriate Lipper category. Moreover, if the proposed contract had been in effect, the total expense ratio for the Fund would have been between the lowest to the second lowest quartile for its group - or below the median and average for its group.

The Trustees recognized that the Fund's proposed fund administration fee is slightly higher than those of similar funds offered to individual investors. The Trustees considered that the slightly higher amount was attributable to the increased fund administration services that the Fund is required to provide to insurance company shareholders. In particular, additional fund administration services are required for:

o    additional tax compliance testing and reporting;

o responding to inquiries from insurance company shareholders and their contract owners; and

o    customizing prospectuses and shareholder reports.

The Trustees determined that the modestly higher amount in fee was appropriate to maintain and enhance FT Services' ability to provide competitive services on behalf of the Fund and to retain and attract capable personnel to serve the Fund.

The Trustees also considered the proposed changes to the fundamental investment restrictions as set forth in proposals 2 and 3.

Based upon the factors and information described above, the Trustees concluded that the proposed fee increase represents an appropriate level of compensation for the services rendered, and approved the proposed contract, subject to shareholder approval, effective May 1, 2000.

THE TRUSTEES RECOMMEND THAT YOU VOTE FOR APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT.

                        PROPOSALS 2 & 3 - CHANGES TO THE
                 FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUND

                                  INTRODUCTION

WHY ARE WE PROPOSING AMENDMENTS OR ELIMINATING CERTAIN
FUNDAMENTAL INVESTMENT RESTRICTIONS?

Recent changes in federal law no longer require that funds be subject to certain investment restrictions. The changes also are consistent with Franklin Templeton's goal of standardizing restrictions among all of the funds in the Franklin Templeton group of funds. We are proposing to make changes to the fundamental investment restrictions as shown in the chart below:

RESTRICTION

PROPOSAL 3 - MODIFICATION OF RESTRICTIONS
(each sub-proposal must be individually approved)

(a) Diversification
(b) Borrowing
(c) Lending
(d) Underwriting
(e) Concentration
(f) Senior Securities
(g) Real Estate and Commodities*

PROPOSAL 4 - ELIMINATION OF RESTRICTIONS
(all of the following approved as a group)

Illiquid Securities**
Exercising Control or Management
Margin Securities
Investment in Other Investment Companies
Securities with Unlimited Liability
Restricted Securities
Management Ownership of Securities
Compliance with Section 817(h)

*Currently two restrictions that will be combined into one, as modified. **There are two restrictions with respect to illiquid securities that we are proposing to eliminate.

The Fund is subject to certain investment restrictions that govern the Fund's investment activities. Under the 1940 Act, certain investment restrictions are required to be "fundamental," which means that they can only be changed by a shareholder vote.

Recently, certain legal and regulatory requirements applicable to mutual funds changed. The Fund currently is subject to fundamental investment restrictions that are more restrictive than required under current law regarding diversification, and borrowing and lending by these funds. Accordingly, we are recommending the amendment to these fundamental investment restrictions. The Fund's existing investment restrictions, together with the recommended changes to these restrictions, are detailed in Exhibit B, which is entitled "Fundamental Investment Restrictions Proposed to be Amended or Eliminated."

The proposed changes will not affect the Fund's investment goal. Although the proposed changes in fundamental investment restrictions will provide the Fund greater flexibility to respond to future investment opportunities, we do not anticipate that the changes, individually or in the aggregate, will result in a material change in the level of investment risk associated with investment in the fund. We do not anticipate that the proposed changes will materially affect the manner in which the Fund is managed.

                        PROPOSAL 2: TO APPROVE AMENDMENTS
                      TO CERTAIN OF THE FUND'S FUNDAMENTAL
                             INVESTMENT RESTRICTIONS
        (THIS PROPOSAL INVOLVES SEPARATE VOTES ON SUB-PROPOSALS 2A - 2G)

SUB-PROPOSAL 2A: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING DIVERSIFICATION OF INVESTMENTS.

The 1940 Act prohibits a "diversified" fund from purchasing securities of any one issuer if, at the time of purchase, as to 75% of the fund's total assets, more than 5% of the fund's total assets would be invested in securities of that issuer, or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to these limitations. Under the 1940 Act, as recently amended, these 5% and 10% limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or to the securities of other investment companies.

While the 1940 Act excludes the securities of other investment companies and the U.S. government and its agencies and instrumentalities, the Fund's current restriction does not include a carve out for the securities of other investment companies. In addition, although the 1940 Act prohibits a fund from owning or holding more than 10% of the "outstanding voting securities" of an issuer, the Fund's current restriction prohibits the Fund from holding more than 10% of "any or all classes" of the securities of an issuer. Since the Fund's restriction excludes a broader class of securities from the 10% limitation, it is more restrictive than the 1940 Act.

WHAT EFFECT WILL THE CHANGE IN THE CURRENT INVESTMENT DIVERSIFICATION RESTRICTION HAVE ON THE FUND?

Amending the Fund's diversification policy would make it consistent with the current definition of a diversified investment company under the 1940 Act, and would provide the Fund with greater investment flexibility. The proposed restriction is similar to the current restriction. The most significant change in the proposed restriction is that it excludes other investment companies securities from the 5% and 10% limitations. With this exclusion, the Fund would be able to invest cash held at the end of the day in money market funds or other short-term investments without regard to the 5% and 10% investment limitations. The Fund, together with the other Franklin Templeton funds, has obtained an exemptive order from the SEC (the "Cash Sweep Order") which permits the Franklin Templeton funds to invest their uninvested cash in one or more Franklin or Templeton money market funds. Amending the Fund's current restriction would permit the Fund to take advantage of the investment opportunities presented by the Cash Sweep Order, since the Cash Sweep Order contemplates relief from the 1940 Act restrictions relating to the permissible percentage investments in other investment companies.

SUB-PROPOSAL 2B: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING BORROWING.

Investment companies must impose certain limitations on their borrowing activities. The limitations on borrowing are generally designed to protect shareholders and their investments by restricting a fund's ability to subject its assets to the claims of creditors who might have a claim to the fund's assets that would take precedence over the claims of shareholders. A fund's borrowing restriction must be fundamental.

Federal law allows a fund to borrow from banks up to one-third of its total assets (including the amount borrowed). In addition, a fund may borrow up to 5% of its total assets for temporary purposes from any person. Funds typically borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities. This technique allows a fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

WHAT EFFECT WILL THE CHANGE IN THE CURRENT BORROWING RESTRICTION HAVE ON THE
FUND?

The Fund's restriction only permits it to borrow from banks an amount not exceeding one-third of the value of the Fund's total asset including the amount borrowed. The proposed restriction would clarify that the Fund may borrow: (1) from banks to the extent permitted by the 1940 Act or any exemptions therefrom, and (2) from any person for temporary purposes. However, in either case, all borrowings must not exceed 331/3% of total assets.

The proposed restriction also permits the Fund to borrow cash from affiliated investment companies. The Fund, together with other Franklin Templeton funds, has requested an order from the Securities and Exchange Commission ("SEC") that would permit the Fund to borrow money from affiliated Franklin Templeton funds (the "Interfund Borrowing and Lending Order"). As discussed in Sub-Proposal 2c, the Interfund Borrowing and Lending Order also would permit the Fund to lend money to other Franklin Templeton funds. If the Interfund Borrowing and Lending Order is approved, the proposed restriction would permit the Fund, under certain circumstances, to borrow money from other Franklin Templeton funds at rates which are more favorable than those which the Fund would receive if it borrowed from banks or other lenders.

Since the proposed borrowing restriction would provide the Fund with greater borrowing flexibility, the Fund may be subject to additional costs, as well as the risks inherent to borrowing, such as reduced total return.

SUB-PROPOSAL 2C: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING LENDING.

Certain investment techniques could, under certain circumstances, be considered to be loans. For example, if the Fund invests in debt securities, such investments might be considered to be loans from the Fund to the issuer of the debt securities. In order to ensure that the Fund may invest in bonds, debentures or other debt securities or repurchase agreements, which could technically be characterized as the making of loans, the Fund's current fundamental restriction excludes these securities from the restrictions. In addition, the Fund's fundamental policy explicitly permits the Fund to lend its portfolio securities. Securities lending is a practice that has become common in the mutual fund industry and involves the temporary loan of portfolio securities to parties who use the securities for the settlement of securities transactions. The collateral delivered to a fund in connection with such a transaction is then invested to provide the fund with additional income it might not otherwise have. Securities lending involves certain risks if the borrower fails to return the securities.

WHAT EFFECT WILL STANDARDIZATION OF THE CURRENT LENDING RESTRICTION HAVE ON THE FUND?

The proposed restriction would provide the Fund with greater lending flexibility. While the proposed restriction retains the carve-outs in the existing restriction, it also would provide the Fund with additional flexibility to make loans to affiliated investment companies to the extent permitted by the Interfund Borrowing and Lending Order. If the Interfund Borrowing and Lending Order is approved, the proposed restriction would permit the Fund, under certain conditions, to lend cash to other Franklin Templeton funds at rates higher than those which the fund would receive if the fund loaned cash to banks through short term lendings such as repurchase agreements. We anticipate that this additional flexibility to lend cash to affiliated investment companies would provide additional investment opportunities, and would enhance the Fund's ability to respond to changes in legal, market, industry or regulatory conditions.

SUB-PROPOSAL 2D: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING UNDERWRITING.

Under the 1940 Act, a fund's policy concerning underwriting is required to be fundamental. Under the federal securities laws, a person or company generally is considered an underwriter if it participates in the public distribution of securities of other issuers, usually by purchasing the securities from the issuer with the intention of re-selling the securities to the public. From time to time, a mutual fund may purchase a security for investment purposes which it later sells or redistributes to institutional investors or others under circumstances where a fund could possibly be considered to be an underwriter under the technical definition of underwriter contained in the securities laws. For example, funds often purchase securities in private securities transactions where a resale could raise a question relating to whether or not the fund is technically acting as an underwriter. However, recent SEC interpretations clarify that re-sales of privately placed securities by institutional investors do not make the institutional investor an underwriter in these circumstances. The proposed restriction encompasses these SEC positions.

WHAT EFFECT WILL CHANGING THE CURRENT UNDERWRITING RESTRICTION
HAVE ON THE FUND?

The proposed restriction is substantially similar to the Fund's current restriction. As with the current restriction, the proposed restriction specifically permits the Fund to resell restricted securities in those instances where there may be a question as to whether the Fund is technically acting as an underwriter. The proposed underwriting restriction also clarifies that the Fund may sell its own shares without being deemed an underwriter. Under the 1940 Act, a mutual fund will not be considered an underwriter if it sells its own shares pursuant to a written distribution plan that complies with Rule 12b-1 of the 1940 Act.

Furthermore, the new restriction would help the Fund achieve the goal of amending the language of the investment restrictions to reflect current SEC interpretations. It is not anticipated that adoption of the proposed restriction would involve any additional risk since it would not affect the way the Fund is currently managed.

SUB-PROPOSAL 2E: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS REGARDING INVESTMENTS IN REAL ESTATE AND COMMODITIES.

Under the 1940 Act, a fund's restrictions regarding investments in real estate and commodities must be fundamental. The Fund presently has two separate investment restrictions that govern the Fund's ability to invest in real estate and commodities. The proposed standardized restriction would combine these two restrictions into one, as well as clarify the types of financial commodities and other instruments in which the Fund may invest.

WHAT EFFECT WILL COMBINING AND REVISING THE REAL ESTATE AND COMMODITIES RESTRICTIONS HAVE ON THE FUND?

The proposed restriction would combine the limitations on investing in both real estate and commodities into one restriction.

REAL ESTATE: The Fund's current restriction states that the Fund may not invest in real estate, but it specifically excludes "first mortgage loans or other direct obligations secured by real estate" from the restriction. Since an investment in first mortgage loans or other obligations secured by real estate would not be considered a direct investment in real estate, the proposed restriction would continue to permit such an investment. The proposed restriction would specifically reference the Fund's ability to purchase securities of real estate investment trusts ("REITs") to the extent that an investment in REITs would otherwise meet the Fund's investment criteria. Investing in REITs has gained popularity since the early 1990s, and the number of REITs available for investment has also increased dramatically.

The Fund will continue to be prohibited from directly purchasing or selling real estate. It is not anticipated that the proposed restriction would involve any additional risk to the Fund as the Fund does not currently, and has not in the past, invested in real estate or REITs. Therefore, the proposed restriction will not affect the way the Fund is currently managed.

COMMODITIES: Generally, commodities are considered to be physical commodities such as wheat, cotton, rice and corn. However, futures contracts, including financial futures contracts such as those related to currencies, stock indices or interest rates, are also considered to be commodities. Funds typically invest in such contracts and options on contracts for hedging or other investment purposes. The proposed restriction clarifies that the Fund has the flexibility to invest in financial futures contracts and related options. The proposed restriction would permit investment in financial futures instruments for either investment or hedging purposes. Although the Fund has always had the ability to invest in options on securities and options on futures, it has not done so. The Fund does not intend to begin investing in financial futures contracts and related options. Therefore, it is not anticipated that the proposed restriction would involve any additional risk. Using financial futures instruments can involve substantial risks, and will be utilized only if the investment adviser believes such risks are advisable.

SUB-PROPOSAL 2F: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING ISSUING SENIOR SECURITIES.

Under the 1940 Act, a fund must have an investment policy describing its ability to issue senior securities. A "senior security" is an obligation of a fund with respect to its earnings or assets that takes precedence over the claims of the fund's shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits an open-end fund from issuing senior securities in order to limit the use of leverage. In general, a fund uses leverage when it borrows money to enter into securities transactions, or acquires an asset without being required to make payment until a later time.

SEC staff interpretations allow a fund to engage in a number of types of transactions which might otherwise be considered to create "senior securities" or "leverage," so long as the fund meets certain collateral requirements designed to protect shareholders. For example, some transactions that may create senior security concerns include short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate a fund to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions). When engaging in such transactions, a fund must mark on its books or its custodian bank's books, or set aside money or securities with its custodian bank to meet the SEC staff's collateralization requirements. This procedure effectively eliminates a fund's ability to engage in leverage for these types of transactions.

A number of the Fund's current fundamental and non-fundamental investment restrictions relate to senior securities. For example, the Fund currently is prohibited from purchasing securities on margin and making short sales. The Fund was originally required by the states to have fundamental restrictions regarding these transactions. These types of transactions also raise senior security issues under the federal securities laws. In addition, the Fund presently has a non-fundamental policy under which it may not "pledge, mortgage or hypothecate its assets as security for loans (except to the extent of allowable temporary loans)." These types of transactions are generally considered to raise senior security concerns. Adopting Sub-Proposal 2f would consolidate into one investment restriction: (1) a concise statement of the Fund's senior security restriction, as well as (2) the Fund's current fundamental and non-fundamental restrictions that address senior security issues. The part of the Fund's current restriction relating to the purchase of securities on margin is proposed to be eliminated in Proposal 3. The restriction on short sales would be carved out of the new senior securities restriction, as further described below.

WHAT EFFECT WILL AMENDING THE RESTRICTION REGARDING ISSUING SENIOR SECURITIES HAVE ON THE FUND?

The proposed restriction would permit the Fund to engage in permissible types of leveraging transactions. The proposed restriction would permit the Fund to engage in options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions. The proposed restriction also would permit the Fund to make short sales as permitted under the 1940 Act, and any exemptions available under the 1940 Act. Essentially, the proposed restriction clarifies the Fund's ability to engage in those investment transactions (such as repurchase transactions) that, while appearing to raise senior security concerns, have been interpreted as not constituting the issuance of senior securities under the federal securities laws.

The Board does not anticipate that any additional risk to the Fund will occur if the Fund combines the current fundamental restriction with the non-fundamental restriction to result in one, standardized, fundamental investment restriction regarding senior securities.

SUB-PROPOSAL 2G: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING CONCENTRATION OF THE FUND'S INVESTMENTS IN THE SAME INDUSTRY.

Under the 1940 Act, a fund's policy of concentrating its investments in securities of companies in the same industry must be fundamental. Under the federal securities laws, a mutual fund "concentrates" its investments if it invests more than 25% of its "net" assets (exclusive of certain items such as cash, U.S. government securities, securities of other investment companies, and tax-exempt securities) in a particular industry or group of industries. A fund is not permitted to concentrate its investments in a particular industry unless it so states.

WHAT EFFECT WILL AMENDING THE CURRENT RESTRICTION REGARDING INDUSTRY CONCENTRATION HAVE ON THE FUND?

The Fund's existing fundamental restriction recites the Fund's concentration policy and states that the Fund may not invest more than 25% of its assets in any single industry. The proposed restriction provides the Fund with marginally added flexibility because, consistent with SEC interpretations, it exempts from the 25% limitation: (i) securities of other investment companies, and (ii) securities issued or guaranteed by the U. S. government or any of its agencies or instrumentalities. It also recites the current federal securities law requirement with respect to concentration that limits investments to "net" as opposed to "total" assets. While the proposed restriction does not address specifically the timing of the application of the concentration policy, as the current restriction does, the parenthetical clarifying that the Fund may not "invest" more than 25% of its assets in the securities industry is adequate to reflect that the test applies at the time of investment. The investment flexibility provided by the new concentration restriction will help the Fund respond to future legal, regulatory, market or technical changes. However, adoption of the proposed restriction is not expected to change materially the way in which the Fund currently is managed, as the Fund does not intend to begin concentrating in shares of other investment companies or the U. S. government or any of its agencies or instrumentalities.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU APPROVE SUB-PROPOSALS
2A-2G

                PROPOSAL 3: TO APPROVE THE ELIMINATION OF CERTAIN
                OF THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS

WHICH FUNDAMENTAL INVESTMENT RESTRICTIONS IS THE BOARD RECOMMENDING THAT THE FUND ELIMINATE?

The Fund has several fundamental investment restrictions that were originally drafted pursuant to state laws and regulations. Because of recent changes in law and recent SEC staff positions, these laws and regulations are no longer relevant to the Fund. Thus, the Fund is no longer legally required to include some of the current restrictions among its fundamental investment restrictions. Eliminating these investment restrictions will standardize the Fund's fundamental investment restrictions with others in the Franklin Templeton group of funds. We have determined that all of these current fundamental investment restrictions should be eliminated. The exact wording of these restrictions (referred to in this Proposal 3 as the "Restrictions") has been compiled in Exhibit C, which is entitled "Current Fundamental Investment Restrictions Proposed to be Eliminated," for ease of reference.

ILLIQUID AND RESTRICTED SECURITIES

The Fund has fundamental investment restrictions that limit its ability to invest in illiquid securities and to purchase restricted securities. Illiquid securities are securities that may not be readily sold within seven days at the price at which they are being accounted. Similarly, restricted securities are subject to certain contractual or other restrictions on their resale. Restricted securities are often considered to be illiquid because their disposition is often difficult or requires more than seven days. We recommend that all these fundamental investment restrictions be eliminated. These restrictions likely originated under certain state securities laws and are no longer required by the states. The SEC does not require a fund's illiquid securities restriction to be fundamental. In addition, there is currently no SEC requirement that a fund state a restricted securities policy.

Under the current restrictions, the Fund is prevented from investing more than 10% of its assets in securities that are illiquid. The SEC recently amended its position to permit funds to invest up to 15% of their assets in illiquid securities. However, the Fund may not take advantage of this new SEC position because its existing policies relating to investments in illiquid securities are both fundamental and contain a lower percentage limitation. Since the current policy is fundamental, it may only be changed by a shareholder vote. Eliminating this as a fundamental policy would enable the Fund to both take advantage of the current SEC position and to respond to future SEC changes in this area without the delay and expense of a shareholder vote, thereby providing the Fund with additional investment flexibility. Although the Fund's policy relating to illiquid securities would no longer be fundamental, the Fund would continue to be subject to the SEC rules and regulations in this area.

The Fund has adopted restrictions on the purchase of restricted securities. Current SEC rules have substantially increased the number of restricted securities that can now be considered liquid and, in addition, have given to the trustees the ability to determine, under specific guidelines, that a security is liquid. The most common form of liquid restricted securities would be Rule 144A securities. Elimination of this restriction would allow the Fund greater flexibility to invest in restricted securities.

Elimination of these restrictions should not have an impact on the day-to-day management of the Fund as the Fund does not currently intend to increase the percentages in which the Fund invests in either illiquid or restricted securities.

CONTROL OR MANAGEMENT

The Fund has adopted a current fundamental investment restriction that limits the Fund's ability to invest for purposes of exercising control or management. This restriction was enacted in response to various state securities laws and is no longer required. Typically, if a fund acquires a large percentage of the securities of a single issuer, it will be deemed to have invested in such issuer for the purposes of exercising control or management. This restriction was intended to ensure that a mutual fund would not make investments in order to become engaged in the business of managing another company or to influence management.

Eliminating this restriction will not have any impact on the day-to-day management of the Fund because the Fund has not in the past, and has no present intention, of investing in an issuer for the purposes of exercising control or management. Further, the goal of this restriction, namely to limit a fund's ability to control another issuer, is embodied in the 1940 Act diversification rule, which is proposed to be incorporated in the proposed investment restriction relating to diversification (described in Sub-Proposal 2a). The diversification restriction limits the Fund's ability to own more than a certain percentage of any one issuer, which acts to limit its ability to exercise control or management over another company.

SECURITIES ON MARGIN

The Fund has adopted a current fundamental investment restriction that limits the Fund's ability to purchase securities on margin or sell securities short. This restriction was originally included in response to various state law requirements. The Fund is no longer required by state law to retain specific fundamental policies regarding these types of investment activities.

As a general matter, elimination of this fundamental restriction relating to purchasing securities on margin should not have an impact on the day-to-day management of the Fund, since the 1940 Act prohibitions on these types of transactions would continue to apply to the Fund.

INVESTMENT IN OTHER INVESTMENT COMPANIES

A current investment restriction of the Fund limits the Fund's ability to invest in other open-end investment companies except in connection with a merger, consolidation, acquisition or reorganization. This restriction, which is inconsistent with the 1940 Act provisions in this regard, was originally included in the Fund's fundamental investment restrictions in response to various state law requirements. Now the Fund is no longer legally required to retain such a policy as a fundamental restriction.

Upon elimination of this restriction, the Fund would remain subject to the 1940 Act restrictions (or any exemption from such restrictions) on the Fund's ability to invest in other open-end funds. The 1940 Act restrictions state that a fund may not purchase more than 3% of another fund's total outstanding voting stock, commit more than 5% of its assets to the purchase of another fund's securities, or have more than 10% of its total assets invested in securities of all other funds.

Elimination of this restriction should not have an impact on the day-to-day management of the Fund as the Fund does not intend to begin pursuing its investment objective through the purchase of other open-end investment company securities. Elimination of the restriction would, however, permit the Fund to invest cash held at the end of the day in money market funds. This would permit the Fund to take advantage of the investment opportunities presented by the Cash Sweep Order, since the Cash Sweep Order contemplates relief from the 1940 Act restrictions relating to the permissible percentage invested in other investment companies in certain limited circumstances.

SECURITIES WITH UNLIMITED LIABILITY

The Fund has adopted a current fundamental investment restriction that limits the Fund's ability to invest in assessable securities or securities involving unlimited liability on the part of the Fund. This restriction was originally included to comply with various state laws. The Fund is no longer required to include this as a fundamental policy.

Elimination of this restriction should not have an impact on the day-to-day management of the Fund as the Fund has not previously, nor does it currently intend, to invest in securities with unlimited liability.

MANAGEMENT OWNERSHIP OF SECURITIES

The Fund has a current restriction that limits its ability to invest in securities issued by companies whose securities are owned in certain amounts by trustees and officers of the Fund, or by its investment adviser. This policy originated many years ago with a now obsolete state securities law.

As a general matter, elimination of this fundamental restriction should not have an impact on the day-to-day management of the Fund, as the 1940 Act restrictions still apply to the Fund.

TAX DIVERSIFICATION FOR VARIABLE ANNUITY FUNDS

The Fund has adopted a restriction that prohibits the Fund from investing in a manner that does not comply with the investment diversification requirements of
Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code").
Section 817(h) of the Code applies to investment companies, like the Fund, which are held by segregated asset accounts of one or more insurance companies, and which are only available to the public through the purchase of a variable contract or under certain employee benefit plans. Under Section 817(h) of the Code and applicable Treasury Regulations, the Fund will be "adequately diversified" for purposes of the Code, if: (i) no more than 55% of the value of the total assets of the Fund may be represented by any one investment, (ii) no more than 70% by any two investments, (iii) no more than 80% by any three investments, and (iv) no more than 90% by any four investments. The Fund seeks to maintain compliance with the diversification provisions set forth in the Code and the Treasury Regulations in order to take advantage of certain tax opportunities available to insurance funds.

As a general matter, elimination of this fundamental restriction should not have an impact on the day-to-day management of the Fund, since the restrictions of the Code and applicable Treasury Regulations will continue to apply to the Fund, and the Fund will continue to invest in a manner which complies with the diversification rules set forth in Section 817(h) of the Code and applicable Treasury Regulations.

WHY ARE WE RECOMMENDING THAT THE RESTRICTIONS BE ELIMINATED?

We have determined that eliminating the restrictions is consistent with the federal securities laws. This will also modify the Fund's list of fundamental restrictions to standardized investment restrictions adopted by other Franklin and Templeton funds. By both standardizing and reducing the total number of investment restrictions that can be changed only by a shareholder vote, we believe that the Fund will be able to minimize the costs and delays associated with holding future shareholder meetings to revise fundamental policies that become outdated or inappropriate.

We believe that eliminating the restrictions is in the best interest of the Fund's shareholders as it will provide the Fund with increased flexibility to pursue its investment goal.

WHAT ARE THE RISKS, IF ANY, IN ELIMINATING THE RESTRICTIONS?

We do not anticipate that eliminating the restrictions will result in any additional risk to the Fund. Although the Fund's current restrictions, as drafted, are no longer legally required, the Fund's ability to invest in these areas will continue to be subject to the limitations of the 1940 Act, any exemptive orders granted under the 1940 Act, and the Code. Further, the Fund has no current intention of changing its present investment practices as a result of eliminating these restrictions.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU APPROVE PROPOSAL 3

                                 OTHER BUSINESS

The Trustees know of no other business to be presented at the meeting. If, however, any additional matters should be properly presented, proxies will be voted as specified. Proxies reflecting no specification will be voted in accordance with the judgment of the persons named in the proxy.

                    INFORMATION ABOUT THE TRUST AND THE FUND

The Trust was organized as a Massachusetts business trust on April 26, 1988 and is registered under the 1940 Act as an open-end diversified investment management company. The Trust currently has twenty-six series of shares. Each series has two classes of shares, class 1 and class 2. Each class is identical, except that class 2 has a distribution plan. Only the Small Cap Fund of the Trust would be affected by the proposals in this proxy statement.

Shares of the Fund are sold only to insurance company separate accounts to serve as the investment vehicle for certain variable annuity and life insurance contracts.

The following table shows the net assets and shares outstanding of the Fund as of November 30, 1999:

                                                      NUMBER OF
                                                       SHARES
                       NET ASSETS                    OUTSTANDING
-----------------------------------------------------------------------
Class 1            $398,106,182.14                 18,261,091.153
Class 2            $  3,507,436.06                    161,291,819

As of November 30, 1999, Allianz Life Insurance Company of North America ("Allianz Life"), 1750 Hennepin Avenue, Minneapolis, Minnesota 55403-2195 owned, on behalf of certain separate accounts, more than 5% of the Fund's outstanding shares:*

               ALLIANZ LIFE       PERCENT OF      PREFERRED LIFE     PERCENT OF
                 SEPARATE         OUTSTANDING        SEPARATE        OUTSTANDING
                 ACCOUNT B          SHARES           ACCOUNT C         SHARES
--------------------------------------------------------------------------------
CLASS 1      17,416,298.448          95.37%        844,792.705          4.63%
CLASS 2         844,792.705          23.58%                  -              -

             HARTFORD LIFE AND    PERCENT OF       HARTFORD LIFE     PERCENT OF
             ANNUITY SEPARATE     OUTSTANDING        SEPARATE        OUTSTANDING
               ACCOUNT SEVEN        SHARES         ACCOUNT SEVEN       SHARES
--------------------------------------------------------------------------------
CLASS 1                      -            -                  -              -
CLASS 2             77,155.458       47.84%         46,079.960         28.57%

                                                     AMERICAN
                                                    ENTERPRISE       PERCENT OF
                                                 VARIABLE ANNUITY    OUTSTANDING
                                                     ACCOUNT           SHARES
--------------------------------------------------------------------------------
CLASS 1                                                    -               -
CLASS 2                                               26.074           0.02%

*Edward J. Bonach (45) serves as a Trustee of the Trust and is President-Special Markets and Chief Actuary of Allianz Life Insurance Company of North America; President and Chief Executive Officer of Canadian American Financial Corporation; and Chairman of the Board and Chief Executive Officer of Preferred Life Insurance Company of New York and Life USA Holding, Inc. Mr. Bonach may be viewed as an interested person of the Fund under the 1940 Act because of the holdings of Fund shares by Allianz Life.

However, the above-named insurance companies will exercise voting rights attributable to the shares held by them in accordance with voting instructions received from owners of registered variable annuity and variable life contracts. To this extent, such insurance companies do not exercise control over the Trust or the Fund by virtue of the voting rights arising from their record ownership of Trust shares.

The Trust's last audited financial statements and annual report, and a copy of its semi-annual report for any subsequent semi-annual period are available free of charge. To obtain a copy, please call Franklin(R) Templeton(R) 1-800/342-3863 or write to Franklin(R) Templeton(R) at 777 Mariners Island Boulevard, P.O. Box 7777, San Mateo, California 94403-7777. You can also obtain information about the Fund by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. You can also visit the SEC's Internet site at http://www.sec.gov

FRANKLIN ADVISERS. Franklin Advisers, Inc. is a California corporation formed on October 31, 1985 and is based in San Mateo, California. Franklin Advisers is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940. It is also registered as an investment adviser in the State of California. Franklin Advisers is a wholly owned subsidiary of Franklin Resources, Inc. ("Resources"), 777 Mariners Island Blvd., San Mateo, California 94404-1585. Resources is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is New York Stock Exchange, Inc. listed holding company (NYSE: BEN). The principal shareholders of Resources are Charles B. Johnson and Rupert H. Johnson, both principal officers and trustees of the Trust, who own approximately 20% and 16%, respectively, of Resources' outstanding shares. Franklin Advisers provides investment advisory and portfolio management services to most of the funds in the Franklin Group of Funds.

The principal executive officers of Franklin Advisers are:


NAME AND OFFICE                 PRINCIPAL OCCUPATION          ADDRESS
------------------------------- ----------------------------- ------------------------------

Charles B. Johnson              Executive Manager             777 Mariners Island Blvd.
Director and                                                  San Mateo, California
Chairman of the Board

Rupert H. Johnson, Jr.          Securities Analyst            777 Mariners Island Blvd.
Director and President                                        San Mateo, California

R. Martin Wiskemann             Securities Analyst            777 Mariners Island Blvd.
Director and                                                  San Mateo, California
Senior Vice President

Harmon E. Burns                 Attorney                      777 Mariners Island Blvd.
Executive Vice President                                      San Mateo, California

Martin L. Flanagan              Accountant                    777 Mariners Island Blvd.
Executive Vice President                                      San Mateo, California

Deborah R. Gatzek               Attorney                      777 Mariners Island Blvd.
Executive Vice President                                      San Mateo, California
and Assistant Secretary

Edward B. Jamieson              Securities Analyst            777 Mariners Island Blvd.
Executive Vice President                                      San Mateo, California


Jack Lemein                     Securities Analyst            777 Mariners Island Blvd.
Executive Vice President                                      San Mateo, California

Sheila Amoroso                  Securities Analyst            777 Mariners Island Blvd.
Senior Vice President                                         San Mateo, California

Matt Avery                      Securities Analyst            777 Mariners Island Blvd.
Senior Vice President                                         San Mateo, California

Roger Bayston                   Securities Analyst            777 Mariners Island Blvd.
Senior Vice President                                         San Mateo, California

Rafael Costas                   Securities Analyst            777 Mariners Island Blvd.
Senior Vice President                                         San Mateo, California

Frank M. Felicelli              Securities Analyst            777 Mariners Island Blvd.
Senior Vice President                                         San Mateo, California

Sally Haff                      Securities Analyst            777 Mariners Island Blvd.
Senior Vice President                                         San Mateo, California

Conrad Herrmann                 Securities Analyst            777 Mariners Island Blvd.
Senior Vice President                                         San Mateo, California

Chauncey Lufkin                 Securities Analyst            777 Mariners Island Blvd.
Senior Vice President                                         San Mateo, California


NAME AND OFFICE                 PRINCIPAL OCCUPATION          ADDRESS
------------------------------- ----------------------------- ------------------------------

Christopher Molumphy            Securities Analyst            777 Mariners Island Blvd.
Senior Vice President                                         San Mateo, California

Thomas Runkel                   Securities Analyst            777 Mariners Island Blvd.
Senior Vice President                                         San Mateo, California

Bernard Schroer                 Securities Analyst            777 Mariners Island Blvd.
Senior Vice President                                         San Mateo, California

Thomas Walsh                    Securities Analyst            777 Mariners Island Blvd.
Senior Vice President                                         San Mateo, California

Benjamin Barber                 Securities Analyst            777 Mariners Island Blvd.
Vice President                                                San Mateo, California

Doug Barton                     Securities Analyst            777 Mariners Island Blvd.
Vice President                                                San Mateo, California

Catherine Bowman                Securities Analyst            777 Mariners Island Blvd.
Vice President                                                San Mateo, California

Kenneth Broad                   Securities Analyst            777 Mariners Island Blvd.
Vice President                                                San Mateo, California

Molly Butler                    Securities Analyst            777 Mariners Island Blvd.
Vice President                                                San Mateo, California

Canyon Chan                     Securities Analyst            777 Mariners Island Blvd.
Vice President                                                San Mateo, California

Tony Coffey                     Securities Analyst            777 Mariners Island Blvd.
Vice President                                                San Mateo, California

Lisa Costa                      Securities Analyst            777 Mariners Island Blvd.
Vice President                                                San Mateo, California

Fred Fromm                      Securities Analyst            777 Mariners Island Blvd.
Vice President                                                San Mateo, California

Shan Green                      Securities Analyst            777 Mariners Island Blvd.
Vice President                                                San Mateo, California

John Hopp                       Securities Analyst            777 Mariners Island Blvd.
Vice President                                                San Mateo, California

Steven Hiatt                    Securities Analyst            777 Mariners Island Blvd.
Vice President                                                San Mateo, California

Jeff Holbrook                   Securities Analyst            777 Mariners Island Blvd.
Vice President                                                San Mateo, California

Charles E. Johnson              Securities Analyst            777 Mariners Island Blvd.
Vice President                                                San Mateo, California

Gregory E. Johnson              Securities Analyst            777 Mariners Island Blvd.
Vice President                                                San Mateo, California

Ian Link                        Securities Analyst            777 Mariners Island Blvd.
Vice President                                                San Mateo, California

Michael McCarthy                Securities Analyst            777 Mariners Island Blvd.
Vice President                                                San Mateo, California

Evan McCulloch                  Securities Analyst            777 Mariners Island Blvd.
Vice President                                                San Mateo, California

Thomas Orphanos                 Securities Analyst            777 Mariners Island Blvd.
Vice President                                                San Mateo, California

Mark Orsi                       Securities Analyst            777 Mariners Island Blvd.
Vice President                                                San Mateo, California


NAME AND OFFICE                 PRINCIPAL OCCUPATION          ADDRESS
------------------------------- ----------------------------- ------------------------------

Scott Owens                     Securities Analyst            777 Mariners Island Blvd.
Vice President                                                San Mateo, California

Serena Perin                    Securities Analyst            777 Mariners Island Blvd.
Vice President                                                San Mateo, California

Ed Perks                        Securities Analyst            777 Mariners Island Blvd.
Vice President                                                San Mateo, California

John Pomeroy                    Securities Analyst            777 Mariners Island Blvd.
Vice President                                                San Mateo, California

David Rath                      Securities Analyst            777 Mariners Island Blvd.
Vice President                                                San Mateo, California

Betsy Schwab                    Securities Analyst            777 Mariners Island Blvd.
Vice President                                                San Mateo, California

Kent Shepherd                   Securities Analyst            777 Mariners Island Blvd.
Vice President                                                San Mateo, California

Richard Smyth                   Securities Analyst            777 Mariners Island Blvd.
Vice President                                                San Mateo, California

Theresa Spath                   Securities Analyst            777 Mariners Island Blvd.
Vice President                                                San Mateo, California

Eric Takaha                     Securities Analyst            777 Mariners Island Blvd.
Vice President                                                San Mateo, California

Kurt Von Emster                 Securities Analyst            777 Mariners Island Blvd.
Vice President                                                San Mateo, California

Glenn Voyles                    Securities Analyst            777 Mariners Island Blvd.
Vice President                                                San Mateo, California

John Wiley                      Securities Analyst            777 Mariners Island Blvd.
Vice President                                                San Mateo, California

Jeffrey Wilson                  Securities Analyst            205 9th Street N.
Vice President                                                St. Petersburg, Florida

Stella Wong                     Securities Analyst            777 Mariners Island Blvd.
Vice President                                                San Mateo, California

Robert Yolland                  Securities Analyst            777 Mariners Island Blvd.
Vice President                                                San Mateo, California

Charles R. Sims                 Accountant                    777 Mariners Island Blvd.
Vice President                                                San Mateo, California

Kenneth A. Lewis                Accountant                    777 Mariners Island Blvd.
Vice President                                                San Mateo, California

Leslie M. Kratter               Attorney                      777 Mariners Island Blvd.
Secretary                                                     San Mateo, California

Some of the principal executive officers of Franklin Advisers are also Trustees or officers of the Trust. The names and biographical information of these persons:

*Charles B. Johnson (66)                    Chairman of the Board and Trustee
777 Mariners Island Blvd.
San Mateo, CA 94404

President, Chief Executive Officer and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc., Franklin Investment Advisory Services, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin Templeton Investor Services, Inc. and Franklin Templeton Services, Inc.; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 50 of the investment companies in the Franklin Templeton Group of Funds.

*Charles E. Johnson (42)                    President and Trustee
500 East Broward Blvd.
Fort Lauderdale, FL 33394-3091

Senior Vice President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc.; Chairman and Director, Templeton Investment Counsel, Inc.; Vice President, Franklin Advisers, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 34 of the investment companies in the Franklin Templeton Group of Funds.

*Rupert H. Johnson, Jr. (58)                Vice President and Trustee
777 Mariners Island Blvd.
San Mateo, CA 94404

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; Director, Franklin Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 53 of the investment companies in the Franklin Templeton Group of Funds.

Harmon E. Burns (54)                        Vice President
777 Mariners Island Blvd.
San Mateo, CA 94404

Executive  Vice  President  and Director,  Franklin  Resources,  Inc.,  Franklin
Templeton Distributors, Inc. and Franklin Templeton Services, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 53 of the investment companies in the Franklin Templeton Group of Funds.

Martin L. Flanagan (38)                     Vice President and
777 Mariners Island Blvd.                   Chief Financial Officer
San Mateo, CA 94404

Senior Vice President and Chief Financial Officer, Franklin Resources, Inc., Franklin Templeton Investor Services, Inc. and Franklin Mutual Advisers, LLC, Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President, Chief Operating Officer and Director, Templeton Investment Counsel, Inc.; Executive Vice President and Chief Financial Officer, Franklin Advisers, Inc.; Chief Financial Officer, Franklin Advisory Services, LLC and Franklin Investment Advisory Services, Inc.; President and Director, Franklin Templeton Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 53 of the investment companies in the Franklin Templeton Group of Funds.

Deborah R. Gatzek (50)                      Vice President and Secretary
777 Mariners Island Blvd.
San Mateo, CA 94404

Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Services, Inc. and Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Vice President, Franklin Advisory Services, LLC. and Franklin Mutual Advisers, LLC; Vice President, Chief Legal Officer and Chief Operating Officer, Franklin Investment Advisory Services, Inc.; and officer of 54 of the investment companies in the Franklin Templeton Group of Funds.

*Charles B. Johnson, Charles E. Johnson, and Rupert H. Johnson, Jr. are "interested persons" as defined by the 1940 Act, which limits the percentage of interested persons that can comprise a fund's board of directors/trustees.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers, and the father and uncle, respectively, of Charles E. Johnson.

Franklin Advisers also serves as investment manager to other U.S. registered investment companies that have an investment objective similar to that of the Fund. Franklin Advisers receives and expects to receive from these investment companies the following investment advisory fees:



                           APPROXIMATE            INVESTMENT MANAGEMENT FEE
                           NET ASSETS AS OF       ---------------------------------------------
INVESTMENT COMPANY         NOVEMBER 30, 1999      RATE        NET ASSETS
-----------------------------------------------------------------------------------------------
TEMPLETON VARIABLE
PRODUCTS SERIES FUND
Small Cap Fund*            $52,215,782.77         0.75%       up to an including
                                                              $200 million

                                                  0.65%       over $200 million up to and
                                                              including $1.3 billion

                                                  0.55%       over $1.3 billion
FRANKLIN STRATEGIC SERIES
Franklin Small             $401,599,884.20        0.625%      up to and including
Cap Growth Fund                                               $100 million

                                                  0.50%       over $100 million up to and
                                                              including $250 million

                                                  0.45%       over $100 million up to and
                                                              including $10 billion

                                                  0.44%       over $10 billion up to and
                                                              including $12.5 billion

                                                  0.42%       over $12.5 billion up to and
                                                              including $15 billion

                                                  0.40%       over $15 billion

*Franklin Advisers has agreed in advance to assume certain fund expenses, and Franklin Advisers and FT Services have agreed in advance to waive or limit their fees so that the total annual fund operating expenses do not exceed 1.00% for class 1 and 1.25% for class 2. They are contractually obligated to continue this arrangement through the year 2000.

THE ADMINISTRATORS. Franklin Templeton Services, Inc., 777 Mariners Island Boulevard, San Mateo, California 94404, provides certain administrative services and facilities for the Fund. Currently, FT Services subcontracts with Franklin Advisers. If the proposed contract is approved, FT Services will contract directly with the Trust on behalf of the Fund. FT Services is wholly owned by Resources. FT Services is an affiliate of Franklin Advisers and the Fund's principal underwriter. The administrative services of FT Services include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. Franklin Advisers currently pays FT Services a monthly fee equal to an annual rate of:

o 0.15% of the Fund's average daily net assets up to $200 million;

o 0.135% of average daily net assets over $200 million up to $700 million;

o 0.10% of average daily net assets over $700 million up to $1.2 billion; and

o 0.075% of average daily net assets over $1.2 billion.

During the last fiscal year ended December 31, 1998, Franklin Advisers, on behalf of the Fund, paid FT Services $455,754 in administration fees. If the proposed advisory contract had been approved and the Fund had entered into a separate fund administration services contract, FT Services would have been paid $788,103 during the last fiscal year ended December 31, 1998.

THE PRINCIPAL UNDERWRITER. FranklinTempleton Distributors, Inc. ("Distributors"), 777 Mariners Island Boulevard, San Mateo, California 94404, an indirect, wholly-owned subsidiary of Resources, serves as the principal underwriter for the Fund. Distributors may be entitled to receive payment under the class 2 Rule 12b-1plan. In 1998, Distributors received no fees under the class 2 Rule 12b-1 plan. Otherwise, Distributors receives no other compensation for its services as the Funds' principal underwriter.

THE CUSTODIAN. Bank of New York, Mutual Funds Division, 90 Washington Street, New York, New York 10286, acts as custodian of the Fund's securities and other assets.

                             ADDITIONAL INFORMATION
                    ABOUT VOTING AND THE SHAREHOLDERS MEETING

SOLICITATION OF PROXIES. In addition to soliciting proxies by mail, the Trustees and the employees of the insurance companies may solicit voting instructions from you in person or by telephone. The cost of soliciting proxies and voting instructions, including the fees of a proxy soliciting agent, are borne by the Fund and Franklin Advisers. Neither the Fund nor Franklin Advisers will reimburse the Trustees, officers, and regular employees and agents involved in the solicitation of proxies.

QUORUM. A majority of the shares entitled to vote - present in person or represented by proxy - constitutes a quorum at the meeting. Shares abstaining on any item are all counted as shares present and entitled to vote for purposes of determining the presence of a quorum.

METHODS OF COUNTING THE VOTES. The inspector of election will count the total number of votes cast "for" approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. Abstentions are counted towards a quorum and will be treated as votes not cast. Under the 1940 Act, approval of the new investment management agreement requires the affirmative vote of the shareholder. Thus, abstentions have the same effect as a negative vote.

The insurance companies holding shares of the Fund are required to vote their shares in proportion to, and in the manner instructed by, applicable owners of registered variable annuity and variable life contracts. If no instructions are returned, the insurance companies will vote the shares in the same proportion as shares of that Fund for which they have received instructions. If a signed voting instruction card does not indicate specific instructions, the shares will be voted in accordance with the Trustees' recommendations.

ADJOURNMENT. If approval of the proposals contained in the Notice of Special Meeting is not received by the time scheduled for the meeting, the persons named in the proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies with respect to any such proposals. Any proposed adjournment requires the affirmative vote of a majority of shares present at the meeting.

The insurance companies will vote in favor of such adjournment those shares which they are entitled to vote in favor of such proposals. They will vote against such adjournment those shares required to be voted against such proposals. Any proposals for which sufficient favorable votes have been received by the time of the meeting may be acted upon and considered final, regardless of whether the meeting is adjourned, to permit additional solicitation with respect to any other proposal.

REVOCATION OF VOTING INSTRUCTION. Voting instructions may be revoked at any time before they are voted by (1) delivering a written revocation to the Secretary of the Trust, (2) forwarding to the Trust a later-dated voting instruction that is received by the Trust at or prior to the meeting, or (3) attending the meeting and giving new voting instructions in person.

SHAREHOLDER PROPOSALS. The Trust's Agreement and Declaration of Trust does not provide for annual meetings of shareholders, and the Trust does not currently intend to hold such a meeting in the year 2000. Shareholder proposals to be included in the proxy statement for any subsequent meeting must be received at the Trust's offices, 777 Mariners Island Boulevard, San Mateo, California 94404, within a reasonable time before any meeting. If a shareholder submits a proposal after that date, the proposal will not appear in the proxy statement.

                          By Order of the Board of Trustees,

                          Deborah R. Gatzek, Secretary

December 13, 1999



                                    EXHIBIT A

              FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
                                  ON BEHALF OF
                             FRANKLIN SMALL CAP FUND

                          INVESTMENT ADVISORY AGREEMENT

THIS INVESTMENT ADVISORY AGREEMENT made between FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST, a [Massachusetts business trust] (the "Trust"), on behalf of FRANKLIN SMALL CAP FUND (the "Fund"), a series of the Trust, and FRANKLIN ADVISERS, INC., a California corporation, (the "Adviser").

WHEREAS, the Trust has been organized and intends to operate as an investment company registered under the Investment Company Act of 1940 (the "1940 Act") for the purpose of investing and reinvesting its assets in securities, as set forth in its Agreement and Declaration of Trust, its By-Laws and its Registration Statements under the 1940 Act and the Securities Act of 1933, all as heretofore and hereafter amended and supplemented; and the Trust desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser and to have an investment adviser perform various management, statistical, research, investment advisory and other services for the Fund; and,

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, is engaged in the business of rendering investment advisory, counseling and supervisory services to investment companies and other investment counseling clients, and desires to provide these services to the Fund.

NOW THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is mutually agreed as follows:

1. EMPLOYMENT OF THE ADVISER. The Trust hereby employs the Adviser to manage the investment and reinvestment of the Fund's assets and to administer its affairs, subject to the direction of the Board of Trustees and the officers of the Trust, for the period and on the terms hereinafter set forth. The Adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Fund or the Trust in any way or otherwise be deemed an agent of the Fund or the Trust.

2. OBLIGATIONS OF AND SERVICES TO BE PROVIDED BY THE ADVISER. The Adviser undertakes to provide the services hereinafter set forth and to assume the following obligations:

         A. INVESTMENT ADVISORY SERVICES.

                  (a) The Adviser shall manage the Fund's assets subject to and in accordance with the investment objectives and policies of the Fund and any directions which the Trust's Board of Trustees may issue from time to time. In pursuance of the foregoing, the Adviser shall make all determinations with respect to the investment of the Fund's assets and the purchase and sale of its investment securities, and shall take such steps as may be necessary to implement the same. Such determinations and services shall include determining the manner in which any voting rights, rights to consent to corporate action and any other rights pertaining to the Fund's investment securities shall be exercised. The Adviser shall render or cause to be rendered regular reports to the Trust, at regular meetings of its Board of Trustees and at such other times as may be reasonably requested by the Trust's Board of Trustees, of (i) the decisions made with respect to the investment of the Fund's assets and the purchase and sale of its investment securities, (ii) the reasons for such decisions and (iii) the extent to which those decisions have been implemented.

                  (b) The Adviser, subject to and in accordance with any directions which the Trust's Board of Trustees may issue from time to time, shall place, in the name of the Fund, orders for the execution of the Fund's securities transactions. When placing such orders, the Adviser shall seek to obtain the best net price and execution for the Fund, but this requirement shall not be deemed to obligate the Adviser to place any order solely on the basis of obtaining the lowest commission rate if the other standards set forth in this section have been satisfied. The parties recognize that there are likely to be many cases in which different brokers are equally able to provide such best price and execution and that, in selecting among such brokers with respect to particular trades, it is desirable to choose those brokers who furnish research, statistical, quotations and other information to the Fund and the Adviser in accordance with the standards set forth below. Moreover, to the extent that it continues to be lawful to do so and so long as the Board of Trustees determines that the Fund will benefit, directly or indirectly, by doing so, the Adviser may place orders with a broker who charges a commission for that transaction which is in excess of the amount of commission that another broker would have charged for effecting that transaction, provided that the excess commission is reasonable in relation to the value of "brokerage and research services" (as defined in Section 28(e) (3) of the Securities Exchange Act of 1934) provided by that broker.

                  Accordingly, the Trust and the Adviser agree that the Adviser shall select brokers for the execution of the Fund's transactions from among:

                           (i) Those brokers and dealers who provide quotations
and other services to the Fund, specifically including the quotations necessary to determine the Fund's net assets, in such amount of total brokerage as may reasonably be required in light of such services; and

                           (ii) Those brokers and dealers who supply research,
statistical and other data to the Adviser or its affiliates which the Adviser or its affiliates may lawfully and appropriately use in their investment advisory capacities, which relate directly to securities, actual or potential, of the Fund, or which place the Adviser in a better position to make decisions in connection with the management of the Fund's assets and securities, whether or not such data may also be useful to the Adviser and its affiliates in managing other portfolios or advising other clients, in such amount of total brokerage as may reasonably be required. Provided that the Trust's officers are satisfied that the best execution is obtained, the sale of shares of the Fund may also be considered as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

                  (c) When the Adviser has determined that the Fund should tender securities pursuant to a "tender offer solicitation," Franklin/Templeton Distributors, Inc. ("Distributors") shall be designated as the "tendering dealer" so long as it is legally permitted to act in such capacity under the federal securities laws and rules thereunder and the rules of any securities exchange or association of which Distributors may be a member. Neither the Adviser nor Distributors shall be obligated to make any additional commitments of capital, expense or personnel beyond that already committed (other than normal periodic fees or payments necessary to maintain its corporate existence and membership in the National Association of Securities Dealers, Inc.) as of the date of this Agreement. This Agreement shall not obligate the Adviser or Distributors (i) to act pursuant to the foregoing requirement under any circumstances in which they might reasonably believe that liability might be imposed upon them as a result of so acting, or (ii) to institute legal or other proceedings to collect fees which may be considered to be due from others to it as a result of such a tender, unless the Trust on behalf of the Fund shall enter into an agreement with the Adviser and/or Distributors to reimburse them for all such expenses connected with attempting to collect such fees, including legal fees and expenses and that portion of the compensation due to their employees which is attributable to the time involved in attempting to collect such fees.

                  (d) The Adviser shall render regular reports to the Trust, not more frequently than quarterly, of how much total brokerage business has been placed by the Adviser, on behalf of the Fund, with brokers falling into each of the categories referred to above and the manner in which the allocation has been accomplished.

                  (e) The Adviser agrees that no investment decision will be made or influenced by a desire to provide brokerage for allocation in accordance with the foregoing, and that the right to make such allocation of brokerage shall not interfere with the Adviser's paramount duty to obtain the best net price and execution for the Fund.

                  (f) Decisions on proxy voting shall be made by the Adviser unless the Board of Trustees determines otherwise. Pursuant to its authority, Adviser shall have the power to vote, either in person or by proxy, all securities in which the Fund may be invested from time to time, and shall not be required to seek or take instructions from the Fund with respect thereto. Adviser shall not be expected or required to take any action other than the rendering of investment-related advice with respect to lawsuits involving securities presently or formerly held in the Fund, or the issuers thereof, including actions involving bankruptcy. Should Adviser undertake litigation against an issuer on behalf of the Fund, the Fund agrees to pay its portion of any applicable legal fees associated with the action or to forfeit any claim to any assets Adviser may recover and, in such case, agrees to hold Adviser harmless for excluding the Fund from such action. In the case of class action suits involving issuers held in the Fund, Adviser may include information about the Fund for purposes of participating in any settlements.

         B. PROVISION OF INFORMATION NECESSARY FOR PREPARATION OF SECURITIES REGISTRATION STATEMENTS, AMENDMENTS AND OTHER MATERIALS. The Adviser, its officers and employees will make available and provide accounting and statistical information required by the Fund in the preparation of registration statements, reports and other documents required by federal and state securities laws and with such information as the Fund may reasonably request for use in the preparation of such documents or of other materials necessary or helpful for the underwriting and distribution of the Fund's shares.

         C. OTHER OBLIGATIONS AND SERVICES. The Adviser shall make its officers and employees available to the Board of Trustees and officers of the Trust for consultation and discussions regarding the administration and management of the Fund and its investment activities.

         D. DELEGATION OF SERVICES. The Adviser may, at its expense, select and contract with one or more investment advisers registered under the Investment Advisers Act of 1940 ("Sub-Advisers") to perform some or all of the services for the Fund for which it is responsible under this Agreement. The Adviser will compensate any Sub-Adviser for its services to the Fund. The Adviser may terminate the services of any Sub-Adviser at any time in its sole discretion, and shall at such time assume the responsibilities of such Sub-Adviser unless and until a successor Sub-Adviser is selected and the requisite approval of the Fund's shareholders is obtained. The Adviser will continue to have responsibility for all advisory services furnished by any Sub-Adviser.

3. EXPENSES OF THE FUND. It is understood that the Fund will pay all of its own expenses other than those expressly assumed by the Adviser herein, which expenses payable by the Fund shall include:

         A. Fees and expenses paid to the Adviser as provided herein;

         B. Expenses of all audits by independent public accountants;

         C. Expenses of transfer agent, registrar, custodian, dividend disbursing agent and shareholder record-keeping services, including the expenses of issue, repurchase or redemption of its shares;

         D. Expenses of obtaining quotations for calculating the value of the Fund's net assets;

         E. Salaries and other compensations of executive officers of the Trust who are not officers, directors, stockholders or employees of the Adviser or its affiliates;

         F. Taxes levied against the Fund;

         G. Brokerage fees and commissions in connection with the purchase and sale of securities for the Fund;

         H. Costs, including the interest expense, of borrowing money;

         I. Costs incident to meetings of the Board of Trustees and shareholders of the Fund, reports to the Fund's shareholders, the filing of reports with regulatory bodies and the maintenance of the Fund's and the Trust's legal existence;

         J. Legal fees, including the legal fees related to the registration and continued qualification of the Fund's shares for sale;

         K. Trustees' fees and expenses to trustees who are not directors, officers, employees or stockholders of the Adviser or any of its affiliates;

         L. Costs and expense of registering and maintaining the registration of the Fund and its shares under federal and any applicable state laws; including the printing and mailing of prospectuses to its shareholders;

         M. Trade association dues;

         N. The Fund's pro rata portion of fidelity bond, errors and omissions, and trustees and officer liability insurance premiums; and

         O. The Fund's portion of the cost of any proxy voting service used on its behalf.

4. COMPENSATION OF THE ADVISER. The Fund shall pay an advisory fee in cash to the Adviser based upon a percentage of the value of the Fund's net assets, calculated as set forth below, as compensation for the services rendered and obligations assumed by the Adviser, during the preceding month, on the first business day of the month in each year.

         A. For purposes of calculating such fee, the value of the net assets of the Fund shall be determined in the same manner as that Fund uses to compute the value of its net assets in connection with the determination of the net asset value of its shares, all as set forth more fully in the Fund's current prospectus and statement of additional information. The rate of the management fee payable by the Fund shall be calculated daily at the following annual rates:

          0.550%  of  the  value  of  its  net   assets  up  to  and   including
          $500,000,000; and

          0.450% of the value of its net assets over $500,000,000 up to and including $1,000,000,000; and

          0.400% of the value of its net assets over $1,000,000,000 up to and including $1,500,000,000; and

          0.350% of the value of its net assets over $1,500,000,000 up to and including $6,500,000,000; and

          0.325% of the value of its net assets over $6,500,000,000 up to and including $11,500,000,000; and

          0.300% OF THE VALUE OF ITS NET ASSETS OVER $11,500,000,000 UP TO AND INCLUDING $16,500,000,000; AND

          0.290% of the value of its net assets over $16,500,000,000 up to and including $19,000,000,000; and

          0.280% of the value of its net assets over $19,000,000,000 up to and including $21,500,000,000; and

          0.270% of the value of its net assets over $21,500,000,000.

         B. The advisory fee payable by the Fund shall be reduced or eliminated to the extent that Distributors has actually received cash payments of tender offer solicitation fees less certain costs and expenses incurred in connection therewith and to the extent necessary to comply with the limitations on expenses which may be borne by the Fund as set forth in the laws, regulations and administrative interpretations of those states in which the Fund's shares are registered. The Adviser may waive all or a portion of its fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of its services. The Adviser shall be contractually bound hereunder by the terms of any publicly announced waiver of its fee, or any limitation of the Fund's expenses, as if such waiver or limitation were full set forth herein.

         C. If this Agreement is terminated prior to the end of any month, the accrued advisory fee shall be paid to the date of termination.

5. ACTIVITIES OF THE ADVISER. The services of the Adviser to the Fund hereunder are not to be deemed exclusive, and the Adviser and any of its affiliates shall be free to render similar services to others. Subject to and in accordance with the Agreement and Declaration of Trust and By-Laws of the Trust and Section 10(a) of the 1940 Act, it is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Adviser or its affiliates as directors, officers, agents or stockholders; that directors, officers, agents or stockholders of the Adviser or its affiliates are or may be interested in the Trust as trustees, officers, agents, shareholders or otherwise; that the Adviser or its affiliates may be interested in the Fund as shareholders or otherwise; and that the effect of any such interests shall be governed by said Agreement and Declaration of Trust, By-Laws and the 1940 Act.

6. LIABILITIES OF THE ADVISER.

         A. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

         B. Notwithstanding the foregoing, the Adviser agrees to reimburse the Trust for any and all costs, expenses, and counsel and trustees' fees reasonably incurred by the Trust in the preparation, printing and distribution of proxy statements, amendments to its Registration Statement, holdings of meetings of its shareholders or trustees, the conduct of factual investigations, any legal or administrative proceedings (including any applications for exemptions or determinations by the Securities and Exchange Commission) which the Trust incurs as the result of action or inaction of the Adviser or any of its affiliates or any of their officers, directors, employees or stockholders where the action or inaction necessitating such expenditures (i) is directly or indirectly related to any transactions or proposed transaction in the stock or control of the Adviser or its affiliates (or litigation related to any pending or proposed or future transaction in such shares or control) which shall have been undertaken without the prior, express approval of the Trust's Board of Trustees; or, (ii) is within the control of the Adviser or any of its affiliates or any of their officers, directors, employees or stockholders. The Adviser shall not be obligated pursuant to the provisions of this Subparagraph 6(B), to reimburse the Trust for any expenditures related to the institution of an administrative proceeding or civil litigation by the Trust or a shareholder seeking to recover all or a portion of the proceeds derived by any stockholder of the Adviser or any of its affiliates from the sale of his shares of the Adviser, or similar matters. So long as this Agreement is in effect, the Adviser shall pay to the Trust the amount due for expenses subject to this Subparagraph 6(B) within 30 days after a bill or statement has been received by the Adviser therefor. This provision shall not be deemed to be a waiver of any claim the Trust may have or may assert against the Adviser or others for costs, expenses or damages heretofore incurred by the Trust or for costs, expenses or damages the Trust may hereafter incur which are not reimbursable to it hereunder.

         C. No provision of this Agreement shall be construed to protect any trustee or officer of the Trust, or director or officer of the Adviser, from liability in violation of Sections 17(h) and (i) of the 1940 Act.

7. RENEWAL AND TERMINATION.

         A. This Agreement shall become effective on the date written below and shall continue in effect for two (2) years thereafter, unless sooner terminated as hereinafter provided and shall continue in effect thereafter for periods not exceeding one (1) year so long as such continuation is approved at least annually (i) by a vote of a majority of the outstanding voting securities of each Fund or by a vote of the Board of Trustees of the Trust, and (ii) by a vote of a majority of the Trustees of the Trust who are not parties to the Agreement (other than as Trustees of the Trust), cast in person at a meeting called for the purpose of voting on the Agreement.

         B. This Agreement:

                  (i) may at any time be terminated without the payment of any penalty either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to the Adviser;

                  (ii) shall immediately terminate with respect to the Fund in the event of its assignment; and

                  iii) may be terminated by the Adviser on 60 days' written notice to the Fund.

         C. As used in this Paragraph the terms "assignment," "interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth for any such terms in the 1940 Act.

         D. Any notice under this Agreement shall be given in writing addressed and delivered, or mailed post-paid, to the other party at any office of such party.

8. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

9. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and effective on the ____ day of ____________.

FRANKLIN TEMPLETON VARIABLE
 INSURANCE PRODUCTS TRUST
on behalf of Franklin Small Cap Fund

By  ________________________________

FRANKLIN ADVISERS, INC.

By: ________________________________




                                    EXHIBIT B

                  FUNDAMENTAL INVESTMENT RESTRICTIONS PROPOSED
                           TO BE AMENDED OR ELIMINATED


--------------------- --------------------- ------------------------------------ -------------------------------------
PROPOSAL OR
SUB-PROPOSAL          RESTRICTION           CURRENT FUNDAMENTAL RESTRICTION      PROPOSED FUNDAMENTAL RESTRICTION
--------------------- --------------------- ------------------------------------ -------------------------------------
2a                    Diversification       1. With respect to 75% of its        7. Purchase the securities of any
                                            total assets . . . purchase the      one issuer (other than the U.S.
                                            securities of any one issuer         government or any of its agencies
                                            (other than cash, cash items and     or instrumentalities or securities
                                            obligations of the U.S.              of other investment companies) if
                                            Government) if immediately           immediately after such investment
                                            thereafter, and as a result of the   (a) more than 5% of the value of
                                            purchase, the fund would (a) have    the fund's total assets would be
                                            more than 5% of the value of its     invested in such issuer or (b) more
                                            total assets invested in the         than 10% of the outstanding voting
                                            securities of such issuer or (b)     securities of such issuer would be
                                            hold more than 10% of any or all     owned by the fund, except that up
                                            classes of the securities of any     to 25% of the value of the fund's
                                            one issuer;                          total assets may be invested
                                                                                 without regard to such 5% and 10%
                                                                                 limitations.
--------------------- --------------------- ------------------------------------ -------------------------------------

2b                    Borrowing             2. Borrow money in an amount in      1. Borrow money, except that the
                                            excess of 5% of the value of its     fund may borrow money from banks or
                                            total assets, except from banks      affiliated investment companies to
                                            for temporary or emergency           the extent permitted by the 1940
                                            purposes, and not for direct         Act, or any exemptions therefrom
                                            investment in securities;            which may be granted by the SEC, or

                                                                                 for temporary or emergency purposes
                                                                                 and then in an amount not exceeding
                                                                                 331/3% of the value of the fund's
                                                                                 total assets (including the amount
                                                                                 borrowed).
--------------------- --------------------- ------------------------------------ -------------------------------------

PROPOSAL OR
SUB-PROPOSAL          RESTRICTION           CURRENT FUNDAMENTAL RESTRICTION      PROPOSED FUNDAMENTAL RESTRICTION
--------------------- --------------------- ------------------------------------ -------------------------------------

2c                    Lending               3. Lend its assets, except through   3. Make loans to other persons
                                            the purchase or acquisition of       except (a) through the lending of
                                            bonds, debentures or other debt      its portfolio securities, (b)
                                            securities of any type customarily   through the purchase of debt
                                            purchased by institutional           securities, loan participations
                                            investors, or through loans of       and/or engaging in direct corporate
                                            portfolio securities, or to the      loans in accordance with its
                                            extent the entry into a repurchase   investment objectives and policies,
                                            agreement may be deemed a loan;      and (c) to the extent the entry

                                                                                 into a repurchase agreement is
                                                                                 deemed to be a loan.  The fund
                                                                                 may also make loans to affiliated
                                                                                 investment companies to the extent
                                                                                 permitted by the 1940 Act or any
                                                                                 exemptions therefrom which may be
                                                                                 by the SEC.
--------------------- --------------------- ------------------------------------ -------------------------------------

2d                    Underwriting          4. Underwrite securities of other    2. Act as an underwriter except to
                                            issuers . . . except insofar as a    the extent the fund may be deemed
                                            fund may be technically deemed an    to be an underwriter when disposing
                                            underwriter under the federal        of securities it owns or when
                                            securities laws in connection with   selling its own shares.
                                            the disposition of portfolio
                                            securities;
--------------------- --------------------- ------------------------------------ -------------------------------------

3                     Illiquid Securities   5. Purchase illiquid securities,     Proposed to be Eliminated.
                                            including illiquid securities
                                            which, at the time of acquisition,
                                            could be disposed of publicly by
                                            the [fund] only after registration
                                            under the Securities Act of 1933,
                                            if as a result more than 10% of
                                            [its] net assets would be invested
                                            in such illiquid securities;
--------------------- --------------------- ------------------------------------ -------------------------------------

3                     Control or            6. Invest in securities for the      Proposed to be Eliminated.
                                            purpose of exercising Management
                                            management or control of the
                                            issuer;
--------------------- --------------------- ------------------------------------ -------------------------------------

PROPOSAL OR
SUB-PROPOSAL          RESTRICTION           CURRENT FUNDAMENTAL RESTRICTION      PROPOSED FUNDAMENTAL RESTRICTION
--------------------- --------------------- ------------------------------------ -------------------------------------

2g                    Concentration         7. Invest more than 25% of its       6. Concentrate (invest more than
                                            assets (measured at the time of      25% of its net assets) in
                                            the most recent investment) in any   securities of issuers in a
                                            single industry;                     particular industry (other than
                                                                                 securities issued or guaranteed by
                                                                                 the U.S. government or any of its
                                                                                 agencies or instrumentalities or
                                                                                 securities of other investment
                                                                                 companies).
--------------------- --------------------- ------------------------------------ -------------------------------------

2f, 3                 Senior Securities     9. Maintain a margin account with    5. Issue securities senior to the
                                            a securities dealer or effect        fund's presently authorized shares
                                            short sales;                         of beneficial interest. Except that

                                                                                 this restriction shall not be deemed
                                                                                 to prohibit the fund from (a) making
                                                                                 any permitted borrowings, loans, mortages
                                                                                 or pledges, (b) entering into options,
                                                                                 futures contracts, forward contracts,
                                                                                 repurchase transactions, or reverse
                                                                                 repurchase transactions, or (c) making
                                                                                 short sales of securities to the
                                                                                 extent permitted by the 1940 Act and
                                                                                 any rule or order thereunder, or SEC
                                                                                 staff interpretations thereof.
--------------------- --------------------- ------------------------------------ -------------------------------------

2e                    Commodities           10. Invest in commodities or         4. Purchase or sell real estate and
                                            commodity pools . . . Securities     commodities, except that the fund
                                            or other investments backed by       may purchase or sell securities of
                                            commodities are not considered       real estate investment trusts, may
                                            commodities or commodity contracts   purchase or sell currencies, may
                                            for the purposes of this             enter into futures contracts on
                                            restriction;                         securities, currencies, and other

                                                                                 indices or any other financial
                                                                                 instruments, and may purchase and
                                                                                 sell options on such futures
                                                                                 contracts.
--------------------- --------------------- ------------------------------------ -------------------------------------

PROPOSAL OR
SUB-PROPOSAL          RESTRICTION           CURRENT FUNDAMENTAL RESTRICTION      PROPOSED FUNDAMENTAL RESTRICTION
--------------------- --------------------- ------------------------------------ -------------------------------------

2e                    Real Estate           11. Invest directly in real          4. Purchase or sell real estate and
                                            estate. . . . First mortgage loans   commodities, except that the fund
                                            or other direct obligations          may purchase or sell securities of
                                            secured by real estate are not       real estate investment trusts, may
                                            considered real estate for           purchase or sell currencies, may
                                            purposes of this restriction;        enter into futures contracts on

                                                                                 securities, currencies, and other
                                                                                 indices or any other financial
                                                                                 instruments, and may purchase and
                                                                                 sell options on such futures contracts.

--------------------- --------------------- ------------------------------------ -------------------------------------

3                     Investment in         12. Invest in the securities of      Proposed to be Eliminated.
                      other Investment      other open-end investment
                      Companies             companies (except that securities
                                            of another open-end investment
                                            company may be acquired pursuant to
                                            a plan of reorganization, merger,
                                            consolidation or acquisition).
--------------------- --------------------- ------------------------------------ -------------------------------------

3                     Securities with       13. Invest in assessable             Proposed to be Eliminated.
                      Unlimited Liability   securities or securities involving
                                            unlimited liability on the part of
                                            the fund;
--------------------- --------------------- ------------------------------------ -------------------------------------

3                     Restricted            14. Invest an aggregate of more      Proposed to be Eliminated.
                      Securities            than 10% of its assets in
                                            securities with legal or contractual
                                            restrictions on resale, securities
                                            on resale, securities which are not
                                            readily marketable (including
                                            over-the-counter options and assets
                                            used to cover such options), and
                                            repurchase agreements with more than
                                            seven days to maturity;
--------------------- --------------------- ------------------------------------ -------------------------------------

--------------------- --------------------- ------------------------------------ -------------------------------------
PROPOSAL OR
SUB-PROPOSAL          RESTRICTION           CURRENT FUNDAMENTAL RESTRICTION      PROPOSED FUNDAMENTAL RESTRICTION
--------------------- --------------------- ------------------------------------ -------------------------------------

3                     Management            15. Purchase or retain any           Proposed to be Eliminated.
                      Ownership of          security if any officer, director
                      Securities            or security holder of the issuer
                                            is at the same time an officer,
                                            trustee or employee of the Trust or
                                            of the fund's Manager and such
                                            person owns beneficially more than
                                            one-half of 1% of the securities and
                                            all such persons owning more than
                                            one-half of 1% own more than 5% of
                                            the outstanding securities of the
                                            issuer; or
--------------------- --------------------- ------------------------------------ -------------------------------------

3                     Tax                   16. Invest its assets in a manner    Proposed to be Eliminated.
                      Diversifi-cation      which does not comply with the
                      for Variable          investment diversification
                      Annuity Funds         requirements of Section 817(h) of
                                            the Code.
--------------------- --------------------- ------------------------------------ -------------------------------------

3                     Illiquid Securities   17. Invest more than 10% of its      Proposed to be Eliminated.
                                            assets in illiquid securities
                                            (including illiquid equity
                                            securities, repurchase agreements
                                            of more than seven days duration,
                                            over-the-counter options and
                                            assets used to cover such options
                                            and other securities which are not
                                            readily marketable), as more fully
                                            described in the prospectus and
                                            SAI.
--------------------- --------------------- ------------------------------------ -------------------------------------



                                    EXHIBIT C

                   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS
                            PROPOSED TO BE ELIMINATED

Ten of the Fund's current fundamental investment restrictions have been proposed to be eliminated, and are listed in the table below.



-------------------------------- -----------------------------------------------
SUBJECT                          CURRENT INVESTMENT RESTRICTION STATES THAT THE
                                 FUND MAY NOT:

Illiquid Securities              5. Purchase illiquid securities, including
                                 illiquid securities which, at the time of acquisition, could be disposed of publicly by the funds only after registration under the Securities Act of 1933, if as a result more than 10% of their net assets would be invested in such illiquid securities;

Control or                       6. Invest in securities for the purpose of
Management                       exercising management or control of the issuer;

Senior Securities                9. Maintain a margin account with a securities
                                 dealer or effect short sales;

Investment In other Investment   12. Invest in the securities of other open-end
Companies                        investment companies (except that securities of
                                 another open-end investment company may be acquired pursuant to a plan of reorganization, merger, consolidation or acquisition).

Securities with Unlimited        13. Invest in assessable securities or
Liability                        securities involving unlimited liability on the
                                 part of the fund;

Restricted                       Securities 14. Invest an aggregate of more than
                                 10% of its assets in securities with legal or contractual restrictions on resale, securities on resale, securities which are not readily marketable (including over-the-counter options and assets used to cover such options), and repurchase agreements with more than seven days to maturity;

Management Ownership of          15. Purchase or retain any security if any
Securities                       officer, director or security holder of the
                                 issuer is at the same time an officer, trustee or employee of the Trust or of the fund's
                                 Manager and such person owns beneficially more than one-half of 1% of the securities and all such persons owning more than one-half of 1% own more than 5% of the outstanding securities of the issuer; or

Tax Diversification for          16. Invest its assets in a manner which does
Variable Annuity Funds           not comply  with the investment diversification
                                 requirements of Section 817(h) of the Code.

Illiquid Securities              17. Invest more than 10% of its assets in
                                 illiquid securities (including illiquid
                                 equity securities, repurchase agreements of more than seven days duration, over-the-counter options and assets used to cover such options and other securities which are not readily marketable), as more fully described in the prospectus and SAI.



                     [PRINT NAME OF INSURANCE COMPANY HERE]


        These voting instructions are solicited by [ the above-referenced insurance company ] in connection with a solicitation of proxies by the
      Trustees of the Franklin Templeton Variable Insurance Products Trust.

               VOTING INSTRUCTIONS FORM - FRANKLIN SMALL CAP FUND


If you return a properly executed voting instruction card with express voting instructions, your insurance company will vote those shares in accordance with your instructions. If you return the voting instruction card properly executed but with no express voting instructions indicated on such card, your insurance company will vote the shares in accordance with the Trustees' recommendations. If you do not return the voting instruction card at all, your insurance company will vote the shares of the Fund attributable to your insurance contract in the same manner and in the same proportion as the shares of that Fund for which it has received instructions.

                          PLEASE SIGN IN THE BOX BELOW

Note: If a contract is held jointly, each contract owner should sign. If only one contract owner signs, his or her signature will be binding. If the contract owner is a corporation, the President or Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign in his or her own name, indicating that he or she is a "Partner." If the contract owner is a trust, the trustee should sign in his or her own name, indicating that he or she is a "Trustee."

------------------------------------

------------------------------------
Signature(s),  Title(s) if applicable.

Dated:


THESE VOTING INSTRUCTIONS, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE CONTRACT OWNER. IF THESE VOTING INSTRUCTIONS ARE EXECUTED AND NO DIRECTION IS MADE, THESE VOTING INSTRUCTIONS WILL BE VOTED FOR ALL PROPOSALS AND SUB-PROPOSALS AND IN THE DISCRETION OF THE INSURANCE COMPANY UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSALS 1, 2, AND 3. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW.


PROPOSAL    1. To approve the adoption of new investment advisory
            agreement for the Fund, as described more fully in the proxy statement.
                                       For  [  ]   Against  [  ]   Abstain  [  ]

PROPOSAL 2. To approve changes in the following fundamental investment restrictions for the Fund, as described more fully in this proxy statement. Modification of fundamental investment restriction regarding:

            (a)  Diversification       For  [  ]   Against  [  ]   Abstain  [  ]
            (b)  Borrowing             For  [  ]   Against  [  ]   Abstain  [  ]
            (c)  Lending               For  [  ]   Against  [  ]   Abstain  [  ]
            (d)  Underwriting          For  [  ]   Against  [  ]   Abstain  [  ]
            (e)  Concentration         For  [  ]   Against  [  ]   Abstain  [  ]
            (f)  Senior Securities     For  [  ]   Against  [  ]   Abstain  [  ]
            (g)  Real Estate and Commodities, which would combine these two separate fundamental restrictions
                                       For  [  ]   Against  [  ]   Abstain  [  ]

PROPOSAL 3. To approve the elimination of certain fundamental investment restrictions for the Fund, as described more fully in this proxy statement.

                                       For  [  ]   Against  [  ]   Abstain  [  ]

OTHER BUSINESS. To vote upon any other business which may legally presented at the meeting or any  adjournment thereof.

                                       Grant [  ]  Withhold  [  ]  Abstain  [  ]




PLEASE FILL-IN, SIGN, DATE AND RETURN THE VOTING INSTRUCTION FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE. VOTING INSTRUCTIONS MUST BE RECEIVED BY FEBRUARY 4, 2000 TO BE VOTED AT THE MEETING TO BE HELD ON FEBRUARY 8, 2000.